Prospectus

Class A, B and C Shares

December 29, 2005

 GOLDMAN SACHS DOMESTIC EQUITY FUNDS

■ Goldman Sachs Balanced Fund

■  Goldman Sachs Research Select FundSM

■  Goldman Sachs Capital Growth Fund

■  Goldman Sachs Growth and Income Fund

■  Goldman Sachs Large Cap Value Fund

■  Goldman Sachs Strategic Growth Fund

■  Goldman Sachs Concentrated Growth Fund

■  Goldman Sachs Mid Cap Value Fund

■  Goldman Sachs Growth Opportunities Fund

■  Goldman Sachs Small/ Mid Cap Growth Fund

■ Goldman Sachs Small Cap Value Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Balanced, Research Select, Capital Growth, Growth and Income, Large Cap Value, Strategic Growth, Concentrated Growth, Mid Cap Value, Growth Opportunities, Small/Mid Cap Growth and Small Cap Value Funds. GSAM is referred to in this Prospectus as the “Investment Adviser.”

VALUE STYLE FUNDS

GSAM’s Value Investment Philosophy:
Through intensive, firsthand fundamental research our portfolio team seeks to identify quality businesses selling at compelling valuations.

1.	Businesses represent compelling value when:

■	Market uncertainty exists.
■	Their economic value is not recognized by the market.

2.	By quality, we mean companies that have:

■	Sustainable operating or competitive advantage.
■	Excellent stewardship of capital.
■	Capability to earn above their cost of capital.
■	Strong or improving balance sheets and cash flow.

Business quality, conservative valuation, and thoughtful portfolio construction are the key elements of our value approach.

GROWTH STYLE FUNDS

GSAM’s Growth Investment Philosophy:

1.	Invest as if buying the company/business, not simply trading its stock:

■	Understand the business, management, products and competition.
■	Perform intensive, hands-on fundamental research.
■	Seek businesses with strategic competitive advantages.
■	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

2.	Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.	Purchase superior long-term growth companies at a favorable price—seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

Growth companies have earnings expectations that exceed those of the stock market as a whole.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.

Fund Investment Objectives and Strategies

Goldman Sachs Balanced Fund

FUND FACTS

Objective:	Long-term growth of capital and current income

Benchmarks:	S&P 500® Index and Lehman Brothers Aggregate Bond Index

Investment Focus:	Large-cap U.S. equity investments and fixed-income securities

Investment Style:	Asset Allocation, with growth and value (blend) equity components

Symbols:	Class A: GSBFX, Class B: GSBBX, Class C: GSBCX

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through equity investments. The Fund seeks to provide current income through investment in fixed-income securities (bonds).

PRINCIPAL INVESTMENT STRATEGIES

Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

The percentage of the portfolio invested in equity and fixed-income securities will vary from time to time as the Investment Adviser evaluates such securities’ relative attractiveness based on market valuations, economic growth and inflation prospects. The allocation between equity and fixed-income securities is subject to the Fund’s intention to pay regular quarterly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund’s assets invested in fixed-income securities.

Goldman Sachs Balanced Fund continued

Equity Investments. The Fund invests, under normal circumstances, between 45% and 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. Although the Fund’s equity investments consist primarily of publicly traded U.S. securities, the Fund may invest up to 10% of its Total Assets in foreign equity investments, including issuers in countries with emerging markets or economies (“emerging countries”) and equity investments quoted in foreign currencies. A portion of the Fund’s portfolio of equity investments may be selected primarily to provide current income (including interests in real estate investment trusts (“REITs”), convertible securities, preferred stocks, utility stocks, and interests in limited partnerships).

Fixed Income Securities. The Fund invests at least 25% of its Total Assets in fixed-income senior securities. The remainder of the Fund’s assets are invested in other fixed-income securities and cash.

The Fund’s fixed-income securities primarily include:

■	Securities issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises
■	Securities issued by corporations, banks and other issuers
■	Mortgage-backed and asset-backed securities

The Fund may also invest up to 10% of its Total Assets in debt obligations (U.S. dollar and non-U.S.-dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities. The issuers of these securities may be located in emerging countries.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Research Select Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P 500® Index

Investment Focus:	A focused portfolio of U.S. equity investments that offer the potential for long-term capital appreciation

Investment Style:	Growth and Value blend

Symbols:	Class A: GSRAX, Class B: GSRBX, Class C: GSRCX

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital by investing in a focused portfolio of U.S. equity investments.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in equity investments selected for their potential to achieve capital appreciation over the long term. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 40-50 companies that are considered by the Investment Adviser to be positioned for long-term growth or are positioned as value opportunities which, in the Investment Adviser’s view, have identifiable competitive advantages and whose intrinsic value is not reflected in the stock price.

The Fund may invest in securities of any capitalization. Although the Fund will invest primarily in publicly traded U.S. securities (including securities of foreign issuers that are traded in the United States), it may invest up to 20% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Goldman Sachs Research Select Fund continued

A committee of portfolio managers representing the Investment Adviser’s Value and Growth investment teams will meet regularly to discuss stock selection and portfolio construction for the Fund. The Investment Adviser will rely on research generated by the portfolio managers/analysts that comprise the Investment Adviser’s Value and Growth investment teams.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Capital Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell® 1000 Growth Index

Investment Focus:	Large-cap U.S. equity investments that offer long-term capital appreciation potential

Investment Style:	Growth

Symbols:	Class A: GSCGX, Class B: GSCBX, Class C: GSPCX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to have long-term capital appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Goldman Sachs Growth and Income Fund

FUND FACTS

Objective:	Long-term growth of capital and growth of income

Benchmark:	Russell 1000® Value Index

Investment Focus:	Large-cap U.S. equity investments that are believed to be undervalued

Investment Style:	Value

Symbols:	Class A: GSGRX, Class B: GSGBX, Class C: GSGCX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and growth of income.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may also invest up to 35% of its Total Assets in fixed-income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Large Cap Value Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell 1000® Value Index

Investment Focus:	Large-cap U.S. equity investments that are believed to be undervalued

Investment Style:	Value

Symbols:	Class A: GSLAX, Class B: GSVBX, Class C: GSVCX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment.* If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 1000® Value Index is currently between $613 million and $377 billion. The Fund seeks its investment objective by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities quoted in foreign currencies.

Other. The Fund may invest up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations.

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

Goldman Sachs Strategic Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell® 1000 Growth Index

Investment Focus:	Large-cap U.S. equity investments that are considered to be strategically positioned for consistent long-term growth

Investment Style:	Growth

Symbols:	Class A: GGRAX, Class B: GSWBX, Class C: GGRCX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be strategically positioned for consistent long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Concentrated Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell® 1000 Growth Index

Investment Focus:	Concentrated portfolio of U.S. equity investments that offer long-term capital growth potential

Investment Style:	Growth

Symbols:	Class A: GCGAX, Class B: GCGBX, Class C: GCGCX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments selected for their potential to achieve capital appreciation over the long term. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Investment Adviser to be positioned for long-term growth.

The Fund may invest in securities of companies of any capitalization. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest up to 10% of its Total Assets in fixed-income securities, such as government, corporate and bank debt obligations.

The Concentrated Growth Fund is “non-diversified” under the Investment Company Act of 1940, and may invest a large percentage of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Concentrated Growth Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Goldman Sachs Mid Cap Value Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell Midcap® Value Index

Investment Focus:	Mid-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

Symbols:	Class A: GCMAX, Class B: GCMBX, Class C: GCMCX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment.* If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell Midcap® Value Index is currently between $613 million and $18.3 billion. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Growth Opportunities Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell Midcap® Growth Index

Investment Focus:	U.S. equity investments that offer long-term capital appreciation potential with a primary focus on mid-cap companies

Investment Style:	Growth

Symbols:	Class A: GGOAX, Class B: GGOBX, Class C: GGOCX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments with a primary focus on mid-cap companies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be strategically positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Goldman Sachs Small/Mid Cap Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2500® Growth Index

Investment Focus:	U.S. equity investments that offer long-term capital appreciation potential with a primary focus on small and mid-cap companies

Investment Style:	Growth

Symbol:	Class A: GSMXX; Class B: GSMDX; Class C: GSMGX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equities. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in small and mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2500® Growth Index at the time of investment.* If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2500® Growth Index is currently between $31 million and $11.0 billion. The Fund seeks to achieve its investment objective by investing in equity investments that are considered by the Investment Adviser to be strategically positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 20% of its Net Assets in foreign securities, including issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Small Cap Value Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Value Index

Investment Focus:	Small-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

Symbols:	Class A: GSSMX, Class B: GSQBX, Class C: GSSCX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment.* If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000® Value Index is currently between $57 million and $3.2 billion. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual/ semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.gs.com/funds) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“Additional Statement”).

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies		Research	Capital	Growth
of the Fund	Balanced	Select	Growth	and Income
— Not permitted	Fund	Fund	Fund	Fund

Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3	33 1/3
Credit, Currency, Index, Interest Rate, Total Return and Mortgage Swaps*	15	—	—	—
Cross Hedging of Currencies	•	•	•	•
Custodial Receipts and Trust Certificates	•	•	•	•
Equity Swaps*	15	15	15	15
Foreign Currency Transactions**	•[1]	•	•	•
Futures Contracts and Options on Futures Contracts	•	•	•	•
Interest Rate Caps, Floors and Collars	•	—	—	—
Investment Company Securities (including iSharesSM and Standard & Poor’s Depositary Receipts™)	10	10	10	10
Loan Participations	•	—	—	—
Mortgage Dollar Rolls	•	—	—	—
Options on Foreign Currencies[2]	•	•	•	•
Options on Securities and Securities Indices[3]	•	•	•	•
Repurchase Agreements	•	•	•	•
Reverse Repurchase Agreements (for investment purposes)	•	—	—	—
Securities Lending	33 1/3	33 1/3	33 1/3	33 1/3
Short Sales Against the Box	25	25	25	25
Unseasoned Companies	•	•	•	•
Warrants and Stock Purchase Rights	•	•	•	•
When-Issued Securities and Forward Commitments	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**	Limited by the amount the Fund invests in foreign securities.
[1]	The Balanced Fund may also enter into forward foreign currency exchange contracts to seek to increase total return.
[2]	The Funds may purchase and sell call and put options.
[3]	The Funds may sell covered call and put options and purchase call and put options.

OTHER INVESTMENT PRACTICES AND SECURITIES

Large Cap	Strategic	Concentrated	Mid Cap	Growth	Small/	Small Cap
Value	Growth	Growth	Value	Opportunities	Mid Cap Growth	Value
Fund	Fund	Fund	Fund	Fund	Fund	Fund

33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
—	—	—	—	—	—	—
•	•	•	•	•	•	•
•	•	•	•	•	•	•
15	15	15	15	15	15	15
•	•	•	•	•	•	•
•	•	•	•	•	•	•
—	—	—	—	—	—	—
10	10	10	10	10	10	10
—	—	—	—	—	—	—
—	—	—	—	—	—	—
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
—	—	—	—	—	—	—
33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
25	25	25	25	25	25	25
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies		Research		Capital		Growth
of the Fund	Balanced	Select		Growth		and Income
— Not permitted	Fund	Fund		Fund		Fund

Investment Securities
American, European and Global Depositary Receipts	•	•		•		•
Asset-Backed and Mortgage-Backed Securities[4]	•	—		•		•
Bank Obligations[4]	•	•		•		•
Convertible Securities[5]	•	•		•		•
Corporate Debt Obligations[4]	•	•		•		•
Equity Investments	45-65	80	+	90	+	65	+
Emerging Country Securities	10[6]	20	[6]	10	[6]	25	[6]
Fixed-Income Securities[7]	35-45 [8,11]	20		•		35
Foreign Securities	20[6]	20	[6]	10	[6]	25	[6]
Foreign Government Securities[4]	10[11]	—		—		—
Municipal Securities	•	—		—		—
Non-Investment Grade Fixed-Income Securities	10[12]	10	[13]	10	[13]	10	[13]
Private Investments in Public Equity (“PIPEs”)	—	—		—		—
Real Estate Investment Trusts (“REITs”)	•	•		•		•
Stripped Mortgage Backed Securities[4]	•	—		—		—
Structured Securities*	•	•		•		•
Temporary Investments	100	100		100		100
U.S. Government Securities[4]	•	•		•		•
Yield Curve Options and Inverse Floating Rate Securities	•	—		—		—

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[4]	Limited by the amount the Fund invests in fixed income securities.
[5]	Convertible securities purchased by the Balanced Fund must be B or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”). The Research Select Fund has no minimum rating criteria. All other Funds use the same rating criteria for convertible and non-convertible debt securities.
[6]	The Balanced, Capital Growth, Growth and Income, Strategic Growth, Concentrated Growth and Growth Opportunities Funds may invest in the aggregate up to 20%, 10%, 25%, 10%, 10% and 10%, respectively, of their Total Assets in foreign securities, including emerging country securities. The Research Select, Large Cap Value, Mid Cap Value, Small/Mid Cap Growth and Small Cap Value Funds may invest in the aggregate up to 20%, 25%, 25%, 20% and 25%, respectively, of their Net Assets in foreign securities, including emerging country securities.
[7]	Except as noted under “Convertible Securities” and “Non-Investment Grade Fixed-Income Securities,” fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s, Baa or higher by Moody’s or have a comparable rating by another NRSRO).
[8]	The Balanced Fund invests at least 25% of its Total Assets in fixed-income senior securities; the remainder may be invested in other fixed-income securities and cash.
[9]	The Mid Cap Value Fund may invest in the aggregate up to 20% of its Net Assets in: (i) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap Value Index at the time of investment; and (ii) fixed-income securities.

OTHER INVESTMENT PRACTICES AND SECURITIES

Large Cap		Strategic		Concentrated		Mid Cap		Growth		Small/Mid Cap		Small Cap
Value		Growth		Growth		Value		Opportunities		Growth		Value
Fund		Fund		Fund		Fund		Fund		Fund		Fund

•		•		•		•		•		•		•
•		•		•		•		•		•		•
•		•		•		•		•		•		•
•		•		•		•		•		—		•
•		•		•		•		•		•		•
80	+	90	+	90	+	80	+	90	+	80	+	80	+
25	[6]	10	[6]	10	[6]	25	[6]	10	[6]	20	[6]	25	[6]
20		•		10		20	[9]	•		20		20	[10]
25	[6]	10	[6]	10	[6]	25	[6]	10	[6]	20	[6]	25	[6]
—		—		—		—		—		—		—
—		—		—		—		—		—		—
10	[13]	10	[13]	—		10	[14]	10	[13]	20	[13]	20	[13]
—		—		—		—		—		—		•
•		•		•		•		•		•		•
—		—		—		—		—		—		—
•		•		•		•		•		•		•
100		100		100		100		100		100		100
•		•		•		•		•		•		•
—		—		—		—		—		—		—

[10]	The Small Cap Value Fund may invest in the aggregate up to 20% of its Net Assets in: (1) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment; and (2) fixed-income securities.
[11]	The Balanced Fund may invest up to 10% of its Total Assets in debt obligations (U.S. dollar and non-U.S.-dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities.
[12]	Must be at least BB or B by Standard & Poor’s, Ba or B by Moody’s or have a comparable rating by another NRSRO at the time of investment.
[13]	May be BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.
[14]	Must be B or higher by Standard & Poor’s, B or higher by Moody’s or have a comparable rating by another NRSRO at the time of investment.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

Growth
		Research	Capital	and
• Applicable	Balanced	Select	Growth	Income
— Not applicable	Fund	Fund	Fund	Fund

Credit/ Default	•	•	•	•
Foreign	•	•	•	•
Emerging Countries	•	•	•	•
Stock	•	•	•	•
Derivatives	•	•	•	•
Interest Rate	•	•	•	•
Management	•	•	•	•
Market	•	•	•	•
Liquidity	•	•	•	•
Investment Style	•	•	•	•
Mid Cap and Small Cap	—	•	—	—
Initial Public Offering (“IPO”)	—	—	•	—
Non-Diversification	—	—	—	—

PRINCIPAL RISKS OF THE FUNDS

Small/Mid
Large Cap	Strategic	Concentrated	Mid Cap	Growth	Cap	Small Cap
Value	Growth	Growth	Value	Opportunities	Growth	Value
Fund	Fund	Fund	Fund	Fund	Fund	Fund

•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
—	—	•	•	•	•	•
•	•	•	—	—	—	—
—	—	•	—	—	—	—

All Funds:

■	Credit/ Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
■	Emerging Countries Risk—The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

PRINCIPAL RISKS OF THE FUNDS

■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which GSAM or an affiliate now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Specific Funds:

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

■	IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
■	Non-diversification Risk—The Concentrated Growth Fund is not diversified, which means it may invest a larger percentage of its assets in fewer issuers than a “diversified” mutual fund. Under normal circumstances, the Fund intends to invest in approximately 30-45 companies. As a result of the relatively small number of issuers in which the Fund generally invests, it may be subject to greater risks than a more diversified fund. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Class A Shares from year to year; and (b) how the average annual total returns of a Fund’s Class A, B and C Shares compare to those of broad-based securities market indices. The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance for the Small/Mid Cap Growth Fund is provided because the Fund has less than one calendar year’s performance.

The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge (“CDSC”) for Class B Shares (5% maximum declining to 0% after six years), and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historical highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

FUND PERFORMANCE

Balanced Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2005 was +1.75%. Best Quarter* Q2 ’97 +9.92% Worst Quarter* Q3 ’98 -8.71%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2004	1 Year	5 Years	10 Years	Since Inception

Class A (Inception 10/12/94)
Returns Before Taxes	3.71%	0.83%	7.80	7.52%
Returns After Taxes on Distributions**	3.24%	-0.11%	6.07	5.80%
Returns After Taxes on Distributions and Sale of Fund Shares**	2.62%	0.16%	5.75	5.50%
S&P 500® Index***	10.88%	-2.30%	12.06	11.70%
Lehman Brothers Aggregate Bond Index****	4.34%	7.70%	7.71	7.58%

Class B (Inception 5/1/96)
Returns Before Taxes	3.90%	0.81%	N/A	5.47%
S&P 500® Index***	10.88%	-2.30%	N/A	9.08%
Lehman Brothers Aggregate Bond Index****	4.34%	7.70%	N/A	7.13%

Class C (Inception 8/15/97)
Returns Before Taxes	7.89%	1.23%	N/A	2.49%
S&P 500® Index***	10.88%	-2.30%	N/A	5.29%
Lehman Brothers Aggregate Bond Index****	4.34%	7.70%	N/A	6.87%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.
****	The Lehman Brothers Aggregate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any deduction for fees, expenses or taxes.

Research Select Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2005 was +0.86%. Best Quarter* Q2 ’03 +15.51% Worst Quarter* Q3 ’01 -23.32%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2004	1 Year	Since Inception

Class A (Inception 6/19/00)
Returns Before Taxes	6.69%	-8.70%
Returns After Taxes on Distributions**	6.69%	-8.70%
Returns After Taxes on Distributions and Sale of Fund Shares**	4.35%	-7.20%
S&P 500 Index***	10.88%	-2.89%

Class B (Inception 6/19/00)
Returns Before Taxes	7.07%	-8.64%
S&P 500 Index***	10.88%	-2.89%

Class C (Inception 6/19/00)
Returns Before Taxes	11.05%	-8.23%
S&P 500 Index***	10.88%	-2.89%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deductions for fees, expenses or taxes.

From June 19, 2000 to September 22, 2002, under normal circumstances, the Fund purchased only equity securities that were included in the Goldman Sachs Global Investment Research Division’s U.S. Select List. On September 23, 2002, certain changes to the Fund’s portfolio management team and principal investment strategies became effective, and the Fund no longer invests in the U.S. Select List which has been discontinued.

FUND PERFORMANCE

Capital Growth Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2005 was -0.75%. Best Quarter* Q4 ’98 +24.31% Worst Quarter* Q3 ’01 -16.54%

AVERAGE ANNUAL TOTAL RETURN

				Since
For the period ended December 31, 2004	1 Year	5 Years	10 Years	Inception

Class A (Inception 4/20/90)
Returns Before Taxes	2.75%	-5.69%	10.12%	10.87%
Returns After Taxes on Distributions**	2.75%	-6.04%	8.05%	8.52%
Returns After Taxes on Distributions and Sale of Fund Shares**	1.79%	-4.85%	7.74%	8.23%
Russell 1000 Growth Index***	6.30%	-9.28%	9.59%	10.31%

Class B (Inception 5/1/96)
Returns Before Taxes	2.99%	-5.70%	N/A	7.81%
Russell 1000 Growth Index***	6.30%	-9.28%	N/A	6.20%

Class C (Inception 8/15/97)
Returns Before Taxes	6.93%	-5.32%	N/A	4.26%
Russell 1000 Growth Index***	6.30%	-9.28%	N/A	2.19%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

Growth and Income Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2005 was +2.95%. Best Quarter* Q2 ’97 +15.18% Worst Quarter* Q3 ’98 -16.97%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2004	1 Year	5 Years	10 Years	Since Inception

Class A (Inception 2/5/93)
Returns Before Taxes	11.85%	0.68%	8.33%	8.15%
Returns After Taxes on Distributions**	11.64%	0.49%	7.09%	6.92%
Returns After Taxes on Distributions and Sale of Fund Shares**	7.96%	0.49%	6.60%	6.45%

Russell 1000® Value Index***	16.49%	5.26%	13.81%	12.25%

S&P 500® Index***	10.88%	-2.30%	12.06%	10.80%

Class B (Inception 5/1/96)
Returns Before Taxes	12.45%	0.67%	N/A	5.18%

Russell 1000® Value Index***	16.49%	5.26%	N/A	11.08%

S&P 500® Index***	10.88%	-2.30%	N/A	9.08%

Class C (Inception 8/15/97)
Returns Before Taxes	16.42%	1.05%	N/A	0.48%

Russell 1000® Value Index***	16.49%	5.26%	N/A	7.89%

S&P 500® Index***	10.88%	-2.30%	N/A	5.29%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the

FUND PERFORMANCE

after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	Effective June 1, 2005, the Russell 1000 Value Index replaced the S&P 500 Index as the Fund’s benchmark. The Russell 1000 Value Index is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and higher forecasted growth values. The S&P 500 Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. In the Investment Adviser’s opinion, the Russell 1000 Value Index is a more appropriate benchmark against which to measure the performance of the Fund. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Large Cap Value Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2005 was +4.30%. Best Quarter* Q4 ’03 +12.98% Worst Quarter* Q3 ’02 -14.21%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2004	1 Year	5 Years	Since Inception

Class A (Inception 12/15/99)
Returns Before Taxes	12.33%	5.11%	5.06%
Returns After Taxes on Distributions**	12.10%	4.88%	4.84%
Returns After Taxes on Distributions and Sale of Fund Shares**	8.32%	4.29%	4.25%
Russell 1000® Value Index***	16.49%	5.26%	5.61%

Class B (Inception 12/15/99)
Returns Before Taxes	12.90%	5.16%	5.26%
Russell 1000® Value Index***	16.49%	5.26%	5.61%

Class C (Inception 12/15/99)
Returns Before Taxes	16.85%	5.48%	5.41%
Russell 1000® Value Index***	16.49%	5.26%	5.61%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Value Index is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

FUND PERFORMANCE

Strategic Growth Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2005 was -1.36%. Best Quarter* Q2 ’03 +14.02% Worst Quarter* Q3 ’01 -18.28%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2004	1 Year	5 Years	Since Inception

Class A (Inception 5/24/99)
Returns Before Taxes	-0.10%	-6.96%	-3.12%
Returns After Taxes on Distributions**	-0.10%	-6.97%	-3.12%
Returns After Taxes on Distributions and Sale of Fund Shares**	-0.06%	-5.78%	-2.62%
Russell® 1000 Growth Index***	6.30%	-9.28%	-4.46%

Class B (Inception 5/24/99)
Returns Before Taxes	-0.06%	-6.97%	-3.04%
Russell® 1000 Growth Index***	6.30%	-9.28%	-4.46%

Class C (Inception 5/24/99)
Returns Before Taxes	3.92%	-6.58%	-2.82%
Russell® 1000 Growth Index***	6.30%	-9.28%	-4.46%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell® 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

Concentrated Growth Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2005 was –0.70%. Best Quarter* Q2 ’03 +15.76% Worst Quarter* Q1 ’03 -4.05%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2004	1 Year	Since Inception

Class A (Inception 9/3/02)
Returns Before Taxes	–2.25%	9.32%
Returns After Taxes on Distributions**	–2.46%	9.19%
Returns After Taxes on Distributions and Sale of Fund Shares**	–1.18%	7.98%
Russell® 1000 Growth Index***	6.30%	12.81%

Class B (Inception 9/3/02)
Returns Before Taxes	–2.41%	10.03%
Russell® 1000 Growth Index***	6.30%	12.81%

Class C (Inception 9/3/02)
Returns Before Taxes	1.65%	11.10%
Russell® 1000 Growth Index***	6.30%	12.81%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell® 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

FUND PERFORMANCE

Mid Cap Value Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2005 was +11.71%. Best Quarter* Q2 ’99 +21.13% Worst Quarter* Q3 ’98 -20.87%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2004	1 Year	5 Years	Since Inception

Class A (Inception 8/15/97)
Returns Before Taxes	18.41%	16.13%	9.96%
Returns After Taxes on Distributions**	17.15%	15.46%	8.34%
Returns After Taxes on Distributions and Sale of Fund Shares**	13.53%	13.96%	7.75%
Russell Midcap® Value Index***	23.71%	13.47%	11.13%

Class B (Inception 8/15/97)
Returns Before Taxes	18.98%	16.35%	10.02%
Russell Midcap® Value Index***	23.71%	13.47%	11.13%

Class C (Inception 8/15/97)
Returns Before Taxes	23.24%	16.56%	10.01%
Russell Midcap® Value Index***	23.71%	13.47%	11.13%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

Growth Opportunities Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2005 was +2.53%. Best Quarter* Q4 ’01 +24.17% Worst Quarter* Q3 ’01 -22.34%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2004	1 Year	5 Years	Since Inception

Class A (Inception 5/24/99)
Returns Before Taxes	9.51%	6.88%	14.63%
Returns After Taxes on Distributions**	9.51%	6.63%	14.25%
Returns After Taxes on Distributions and Sale of Fund Shares**	6.18%	5.79%	12.67%
Russell Midcap® Growth Index***	15.48%	–3.35%	3.27%

Class B (Inception 5/24/99)
Returns Before Taxes	10.08%	6.97%	14.97%
Russell Midcap® Growth Index***	15.48%	–3.35%	3.27%

Class C (Inception 5/24/99)
Returns Before Taxes	14.06%	7.31%	14.93%
Russell Midcap® Growth Index***	15.48%	–3.35%	3.27%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

FUND PERFORMANCE

Small Cap Value Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2005 was +0.40%. Best Quarter* Q2 ’99 +30.13% Worst Quarter* Q3 ’98 -32.23%

AVERAGE ANNUAL TOTAL RETURN

				Since
For the period ended December 31, 2004	1 Year	5 Years	10 Years	Inception

Class A (Inception 10/22/92)
Returns Before Taxes	12.38%	18.85%	12.76%	12.63%
Returns After Taxes on Distributions**	11.37%	18.53%	11.80%	11.47%
Returns After Taxes on Distributions and Sale of Fund Shares**	9.32%	16.65%	10.84%	10.63%
Russell 2000® Value Index***	22.25%	17.21%	15.15%	15.27%

Class B (Inception 5/1/96)
Returns Before Taxes	12.67%	19.04%	N/A	11.61%
Russell 2000® Value Index***	22.25%	17.21%	N/A	13.69%

Class C (Inception 8/15/97)
Returns Before Taxes	16.94%	19.22%	N/A	10.37%
Russell 2000® Value Index***	22.25%	17.21%	N/A	11.65%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 2000® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2,000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B, or Class C Shares of a Fund.

	Balanced Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[5]	0.65%		0.65%		0.65%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses6*	0.41%		0.41%		0.41%

Total Fund Operating Expenses*	1.31%		2.06%		2.06%

See pages 49-51 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Balanced Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[5]	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[6]	0.25%	0.25%	0.25%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.15%	1.90%	1.90%

FUND FEES AND EXPENSES

	Research Select Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[5]	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses6*	0.38%		0.38%		0.38%

Total Fund Operating Expenses*	1.63%		2.38%		2.38%

See pages 49-51 for all other footnotes.

*	The “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Research Select Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[5]	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[6]	0.25%	0.25%	0.25%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.45%	2.20%	2.20%

Fund Fees and Expenses (continued)

	Capital Growth Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[5]	0.95%		0.95%		0.95%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[6]*	0.25%		0.25%		0.25%

Total Fund Operating Expenses*	1.45%		2.20%		2.20%

See pages 49-51 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Capital Growth Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[5]	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[6]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.39%	2.14%	2.14%

FUND FEES AND EXPENSES

	Growth and Income Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[5]	0.70%		0.70%		0.70%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[6]*	0.26%		0.26%		0.26%

Total Fund Operating Expenses*	1.21%		1.96%		1.96%

See pages 49-51 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Growth and Income Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[5]	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[6]	0.24%	0.24%	0.24%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.19%	1.94%	1.94%

Fund Fees and Expenses (continued)

	Large Cap Value Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[5]	0.75%		0.75%		0.75%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[6]*	0.26%		0.26%		0.26%

Total Fund Operating Expenses*	1.26%		2.01%		2.01%

See pages 49-51 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Large Cap Value Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[5]	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[6]	0.25%	0.25%	0.25%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.25%	2.00%	2.00%

FUND FEES AND EXPENSES

	Strategic Growth Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[5]	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[6]*	0.32%		0.32%		0.32%

Total Fund Operating Expenses*	1.57%		2.32%		2.32%

See pages 49-51 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Strategic Growth Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[5]	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[6]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.44%	2.19%	2.19%

Fund Fees and Expenses (continued)

	Concentrated Growth Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[5]	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[6]*	0.46%		0.46%		0.46%

Total Fund Operating Expenses*	1.71%		2.46%		2.46%

See pages 49-51 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Concentrated Growth Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[5]	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[6]	0.23%	0.23%	0.23%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.48%	2.23%	2.23%

FUND FEES AND EXPENSES

	Mid Cap Value Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[5]	0.71%		0.71%		0.71%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[6]*	0.23%		0.23%		0.23%

Total Fund Operating Expenses*	1.19%		1.94%		1.94%

See pages 49-51 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Mid Cap Value Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[5]	0.71%	0.71%	0.71%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[6]	0.23%	0.23%	0.23%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.19%	1.94%	1.94%

Fund Fees and Expenses (continued)

	Growth Opportunities Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[5]	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[6]*	0.24%		0.24%		0.24%

Total Fund Operating Expenses*	1.49%		2.24%		2.24%

See pages 49-51 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Growth Opportunities Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[5]	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[6]	0.24%	0.24%	0.24%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.49%	2.24%	2.24%

FUND FEES AND EXPENSES

	Small/Mid Cap Growth Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[5]	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[6]*	2.60%		2.60%		2.60%

Total Fund Operating Expenses*	3.85%		4.60%		4.60%

See pages 49-51 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Small/Mid Cap Growth Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[5]	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[6]	0.25%	0.25%	0.25%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.50%	2.25%	2.25%

Fund Fees and Expenses (continued)

	Small Cap Value Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[5]	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[6]*	0.23%		0.23%		0.23%

Total Fund Operating Expenses*	1.48%		2.23%		2.23%

See pages 49-51 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Small Cap Value Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[5]	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[6]	0.23%	0.23%	0.23%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.48%	2.23%	2.23%

FUND FEES AND EXPENSES

[1]	The maximum sales charge is a percentage of the offering price. Under certain circumstances, as described in the Shareholder Guide, the maximum sales charge may be reduced or waived entirely. A CDSC of 1% may be imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.
[2]	The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.
[3]	A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.
[4]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[5]	The Small/Mid Cap Growth Fund is new and its annual operating expenses have been estimated for the current fiscal year. Except for the Balanced, Research Select and Mid Cap Value Funds, the Funds’ annual operating expenses are based on actual expenses incurred for the fiscal year ended August 31, 2005. In addition, the Investment Adviser has entered into the following fee reduction commitment for the Funds which was implemented on a voluntary basis beginning July 1, 2005 and on a contractual basis as of the date of this Prospectus. The rates listed on the following page for the Capital Growth Fund have been contractual since January 1, 2005 and the rates listed on the following page for the Small/Mid Cap Growth Fund have been contractual since the commencement of operations in June 2005. The fee reduction commitment results in the following annual management fee rates as follows on page 50:

Fund Fees and Expenses (continued)

Fund	Management Fee Annual Rate	Average Daily Net Assets

Balanced	0.65%	First $	1 Billion
	0.59	Next $	1 Billion
	0.56	Over $	2 Billion

Research Select	1.00%	First $	1 Billion
	0.90	Next $	1 Billion
	0.86	Over $	2 Billion

Capital Growth	1.00%	First $	1 Billion
	0.90	Next $	1 Billion
	0.80	Over $	2 Billion

Growth and Income	0.70%	First $	1 Billion
	0.63	Next $	1 Billion
	0.60	Over $	2 Billion

Large Cap Value	0.75%	First $	1 Billion
	0.68	Next $	1 Billion
	0.65	Over $	2 Billion

Strategic Growth	1.00%	First $	1 Billion
	0.90	Next $	1 Billion
	0.86	Over $	2 Billion

Concentrated Growth	1.00%	First $	1 Billion
	0.90	Next $	1 Billion
	0.86	Over $	2 Billion

Mid Cap Value	0.75%	First $	2 Billion
	0.68	Over $	2 Billion

Growth Opportunities	1.00%	First $	2 Billion
	0.90	Over $	2 Billion

Small/Mid Cap Growth	1.00%	First $	2 Billion
	0.90	Over $	2 Billion

Small Cap Value	1.00%	First $	2 Billion
	0.90	Over $	2 Billion

Additionally, effective July 1, 2005, the Investment Adviser has voluntarily agreed to waive a portion of its management fees equal to 0.05% of the Research Select Fund’s average daily net assets.
Prior to the fee reduction commitment described above, the management fees for the Balanced, Research Select, Growth and Income, Large Cap Value, Strategic Growth, Concentrated Growth, Mid Cap Value, Growth Opportunities, and Small Cap Value Funds as an annual percentage rate of average daily net assets were 0.65%, 1.00%, 0.70%, 0.75%, 1.00%, 1.00%, 0.75%, 1.00% and 1.00%,

FUND FEES AND EXPENSES

respectively. Prior to January 1, 2005, the management fee for the Capital Growth Fund as an annual percentage rate of average daily net assets was 1.00%.
As a result of the fee reduction commitment, the Mid Cap Value Fund’s “Management Fees” and “Total Fund Operating Expenses” in the Expense Table have been restated to reflect the expenses that are expected for the current fiscal year.
[6]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.19% of the average daily net assets of each Fund’s Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the following percentages of each Fund’s average daily net assets:

Other
Fund	Expenses

Balanced	0.064%
Research Select	0.064%
Capital Growth	0.004%
Growth and Income	0.054%
Large Cap Value	0.064%
Strategic Growth	0.004%
Concentrated Growth	0.044%
Mid Cap Value	0.104%
Growth Opportunities	0.114%
Small/Mid Cap Growth	0.064%
Small Cap Value	0.064%

Fund Fees and Expenses (continued)

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Balanced
Class A Shares	$676	$944	$1,231	$2,046
Class B Shares
– Assuming complete redemption at end of period	$709	$947	$1,310	$2,202
– Assuming no redemption	$209	$647	$1,110	$2,202
Class C Shares
– Assuming complete redemption at end of period	$309	$647	$1,110	$2,394
– Assuming no redemption	$209	$647	$1,110	$2,394

Research Select
Class A Shares	$707	$1,037	$1,390	$2,381
Class B Shares
– Assuming complete redemption at end of period	$742	$1,044	$1,472	$2,534
– Assuming no redemption	$242	$744	$1,272	$2,534
Class C Shares
– Assuming complete redemption at end of period	$342	$744	$1,272	$2,720
– Assuming no redemption	$242	$744	$1,272	$2,720

Capital Growth
Class A Shares	$689	$983	$1,299	$2,190
Class B Shares
– Assuming complete redemption at end of period	$723	$988	$1,380	$2,344
– Assuming no redemption	$223	$688	$1,180	$2,344
Class C Shares
– Assuming complete redemption at end of period	$323	$688	$1,180	$2,534
– Assuming no redemption	$223	$688	$1,180	$2,534

Growth and Income
Class A Shares	$667	$914	$1,180	$1,940
Class B Shares
– Assuming complete redemption at end of period	$699	$916	$1,259	$2,095
– Assuming no redemption	$199	$616	$1,059	$2,095
Class C Shares
– Assuming complete redemption at end of period	$299	$616	$1,059	$2,289
– Assuming no redemption	$199	$616	$1,059	$2,289

FUND FEES AND EXPENSES

Fund	1 Year	3 Years	5 Years	10 Years

Large Cap Value
Class A Shares	$672	$929	$1,206	$1,993
Class B Shares
– Assuming complete redemption at end of period	$704	$932	$1,285	$2,149
– Assuming no redemption	$204	$632	$1,085	$2,149
Class C Shares
– Assuming complete redemption at end of period	$304	$632	$1,085	$2,342
– Assuming no redemption	$204	$632	$1,085	$2,342

Strategic Growth
Class A Shares	$701	$1,018	$1,358	$2,315
Class B Shares
– Assuming complete redemption at end of period	$735	$1,024	$1,440	$2,468
– Assuming no redemption	$235	$724	$1,240	$2,468
Class C Shares
– Assuming complete redemption at end of period	$335	$724	$1,240	$2,656
– Assuming no redemption	$235	$724	$1,240	$2,656

Concentrated Growth
Class A Shares	$714	$1,059	$1,427	$2,458
Class B Shares
– Assuming complete redemption at end of period	$749	$1,067	$1,511	$2,611
– Assuming no redemption	$249	$767	$1,311	$2,611
Class C Shares
– Assuming complete redemption at end of period	$349	$767	$1,311	$2,796
– Assuming no redemption	$249	$767	$1,311	$2,796

Mid Cap Value
Class A Shares	$665	$907	$1,168	$1,914
Class B Shares
– Assuming complete redemption at end of period	$692	$909	$1,247	$2,070
– Assuming no redemption	$197	$609	$1,047	$2,070
Class C Shares
– Assuming complete redemption at end of period	$297	$609	$1,047	$2,264
– Assuming no redemption	$197	$609	$1,047	$2,264

Growth Opportunities
Class A Shares	$694	$996	$1,320	$2,236
Class B Shares
– Assuming complete redemption at end of period	$727	$1,001	$1,402	$2,390
– Assuming no redemption	$227	$701	$1,202	$2,390
Class C Shares
– Assuming complete redemption at end of period	$327	$701	$1,202	$2,579
– Assuming no redemption	$227	$701	$1,202	$2,579

Fund Fees and Expenses (continued)

Fund	1 Year	3 Years	5 Years	10 Years

Small/Mid Cap Growth
Class A Shares	$916	$1,660	N/A	N/A
Class B Shares
– Assuming complete redemption at end of period	$961	$1,688	N/A	N/A
– Assuming no redemption	$461	$1,388	N/A	N/A
Class C Shares
– Assuming complete redemption at end of period	$561	$1,388	N/A	N/A
– Assuming no redemption	$461	$1,388	N/A	N/A

Small Cap Value
Class A Shares	$693	$993	$1,315	$2,225
Class B Shares
– Assuming complete redemption at end of period	$726	$998	$1,397	$2,380
– Assuming no redemption	$226	$698	$1,197	$2,380
Class C Shares
– Assuming complete redemption at end of period	$326	$698	$1,197	$2,569
– Assuming no redemption	$226	$698	$1,197	$2,569

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through An Authorized Dealer?” in the Prospectus and “Payments to Intermediaries” in the Additional Statement.

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	Balanced Research Select Capital Growth Growth and Income Large Cap Value Strategic Growth Concentrated Growth Mid Cap Value Growth Opportunities Small/Mid Cap Growth Small Cap Value

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of September 30, 2005, GSAM had assets under management of $471.8 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

			Actual Rate
		Average	For the Fiscal
		Daily	Year Ended
Fund	Contractual Rate*	Net Assets	August 31, 2005

Balanced	0.65%	First $1 Billion	0.65%
	0.59%	Next $1 Billion
	0.56%	Over $2 Billion

Research Select	1.00%	First $1 Billion	0.99%
	0.90%	Next $1 Billion
	0.86%	Over $2 Billion

Capital Growth	1.00%	First $1 Billion	0.95%
	0.90%	Next $1 Billion
	0.80%	Over $2 Billion

Growth and Income	0.70%	First $1 Billion	0.70%
	0.63%	Next $1 Billion
	0.60%	Over $2 Billion

Large Cap Value	0.75%	First $1 Billion	0.75%
	0.68%	Next $1 Billion
	0.65%	Over $2 Billion

Strategic Growth	1.00%	First $1 Billion	1.00%
	0.90%	Next $1 Billion
	0.86%	Over $2 Billion

Concentrated Growth	1.00%	First $1 Billion	1.00%
	0.90%	Next $1 Billion
	0.86%	Over $2 Billion

Mid Cap Value	0.75%	First $2 Billion	0.74%
	0.68%	Over $2 Billion

Growth Opportunities	1.00%	First $2 Billion	1.00%
	0.90%	Over $2 Billion

Small/Mid Cap Growth	1.00%	First $2 Billion	1.00%
	0.90%	Over $2 Billion

Small Cap Value	1.00%	First $2 Billion	1.00%
	0.90%	Over $2 Billion

*	The Investment Adviser has entered into the following new fee reduction commitments for the Funds which were implemented on a voluntary basis beginning July 1, 2005 and on a contractual basis as of the date of this Prospectus. The rates listed above for the Capital Growth Fund have

SERVICE PROVIDERS

been contractual since January 1, 2005 and the rates listed above for the Small/Mid Cap Growth Fund have been contractual since the commencement of operations in June 2005.

Additionally, effective July 1, 2005, the Investment Adviser has voluntarily agreed to waive a portion of its management fee equal to 0.05% of the Research Select Fund’s average daily net assets.

Prior to the fee reduction commitment, the management fees for the Balanced, Research Select, Growth and Income, Large Cap Value, Strategic Growth, Concentrated Growth, Mid Cap Value, Growth Opportunities, and Small Cap Value Funds as an annual percentage rate of average daily net assets were 0.65%, 1.00%, 0.70%, 0.75%, 1.00%, 1.00%, 0.75%, 1.00%, and 1.00%, respectively. Prior to January 1, 2005 the Management Fee for the Capital Growth Fund as an annual percentage rate of average daily net assets was 1.00%.

The Investment Adviser may discontinue or modify any voluntary waivers in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2005 is available in the Funds’ annual report dated August 31, 2005.

FUND MANAGERS

Value Investment Team

■	Fourteen investment professionals with an average of over 18 years each of financial experience comprise the Investment Adviser’s value investment team
■	The team is organized by industry in order to deliver depth and breadth of research expertise
■	Portfolio decision makers are actively conducting the research, which brings intensity and focus to the Value team process

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Eileen Rominger Managing Director Chief Investment Officer	Portfolio Manager— Balanced (Equity) Growth and Income Large Cap Value Mid Cap Value Research Select	Since 1999 1999 1999 1999 2002	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Dolores Bamford, CFA Managing Director	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2002 2002 2002 2002	Ms. Bamford joined the Investment Adviser as a portfolio manager for the Value team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.

David L. Berdon Vice President	Portfolio Manager— Large Cap Value Mid Cap Value Small Cap Value	Since 2002 2002 2003	Mr. Berdon joined the Investment Adviser as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc.

Andrew Braun Managing Director	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value	Since 2001 2001 2001	Mr. Braun joined the Investment Adviser as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and he became a portfolio manager in May 2001.

Scott Carroll, CFA Vice President	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2002 2002 2002 2002	Mr. Carroll joined the Investment Adviser as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Sally Pope Davis Vice President	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value Research Select	Since 2001 2001 2001 2002	Ms. Davis joined the Investment Adviser as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management at Goldman Sachs.

J. Kelly Flynn Vice President	Portfolio Manager— Small Cap Value	Since 2002	Mr. Flynn joined the Investment Adviser as a portfolio manager in April 2002. From 1999 to 2002, he was a portfolio manager for Small Cap/SMID Cap Value products at Lazard Asset Management.

Sean Gallagher Managing Director	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value	Since 2001 2001 2001	Mr. Gallagher joined the Investment Adviser as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

James Otness, CFA Managing Director	Portfolio Manager— Small Cap Value	Since 2000	Mr. Otness joined the Investment Adviser as a portfolio manager in May 2000. From 1998 to 2000, he headed Dolphin Asset Management.

Lisa Parisi, CFA Managing Director	Portfolio Manager— Mid Cap Value Small Cap Value Growth and Income Large Cap Value	Since 2001 2001 2002 2002	Ms. Parisi joined the Investment Adviser as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.

Edward Perkin, CFA Vice President	Portfolio Manager— Mid Cap Value Small Cap Value	Since 2004 2004	Mr. Perkin joined the Investment Adviser as a research analyst in June 2002 and became a portfolio manager in July 2004. From August 2000 to May 2002, he gained investment research experience at Gabelli Asset Management and Fidelity Advisors while attending business school. From August 1997 to May 2000, he was a senior research analyst at FiServe.

Eileen Rominger serves as lead manager of the Value team. Each other portfolio manager serves as a primary research analyst for a particular industry. While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides primarily with the portfolio manager responsible for that particular industry. As Chief Investment Officer and lead portfolio manager of the team, Ms. Rominger is ultimately responsible for the composition of a Fund’s portfolio structure at both the stock and industry level.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

SERVICE PROVIDERS

Growth Investment Team

■	25 years consistent investment style applied through diverse and complete market cycles
■	$27 billion in equities currently under management
■	A portfolio management and analytical team with nearly 270 years combined investment experience

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Steven M. Barry Managing Director Chief Investment Officer	Senior Portfolio Manager— Growth Opportunities Balanced (Equity) Capital Growth Strategic Growth Research Select Concentrated Growth Small/Mid Cap Growth	Since 1999 2000 2000 2000 2002 2002 2005	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

Gregory H. Ekizian, CFA Managing Director Chief Investment Officer	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities Research Select Concentrated Growth Small/Mid Cap Growth	Since 1997 1998 1999 1999 2002 2002 2005	Mr. Ekizian joined the Investment Adviser in January 1997 when Goldman Sachs Asset Management acquired Liberty Investment Management. He was a senior portfolio manager at Liberty prior to the acquisition. He joined Liberty’s predecessor firm Eagle Asset Management in 1990.

David G. Shell, CFA Managing Director Chief Investment Officer	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities Research Select Concentrated Growth Small/Mid Cap Growth	Since 1997 1998 1999 1999 2002 2002 2005	Mr. Shell joined the Investment Adviser in January 1997 when Goldman Sachs Asset Management acquired Liberty Investment Management. He was a senior portfolio manager at Liberty prior to the acquisition. He joined Liberty’s predecessor firm Eagle Asset Management in 1987.

Steve Barry, Dave Shell and Greg Ekizian are Chief Investment Officers (“CIOs”) of the Growth team. All 22 members of the team discuss their research analysis and recommendations with the whole team at investment strategy meetings. The entire team discusses and debates whether the business being presented meets the Growth team’s definition of a high-quality growth business and the attractiveness of the current valuation. The team reaches a consensus on whether a business is worthy of a position in the portfolio. The CIOs are accountable for all portfolio construction decisions and determine the appropriate weight for each investment.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

Fixed-Income Investment Team

■	The Fixed-Income team is comprised of a deep team of sector specialists
■	The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
■	The team manages approximately $141.9 billion in fixed-income assets for retail, institutional and high net worth clients

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Jonathan A. Beinner Chief Investment Officer, Fixed-Income Portfolio Management	Senior Portfolio Manager— Balanced (Fixed-Income)	Since 1994	Mr. Beinner joined the Investment Adviser in 1990 as a portfolio manager.

James B. Clark Managing Director Co-Head U.S. Fixed-Income	Portfolio Manager— Balanced (Fixed-Income)	Since 1994	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager.

Jonathan Beinner serves as the Chief Investment Officer for the Fixed-Income team and is responsible for high-level decisions pertaining to portfolios across multiple strategies. James Clark serves as Co-Head of the U.S. Fixed-Income team and is responsible for a variety of U.S. investment strategies. The Fixed-Income portfolio management team is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Suite 500, Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

SERVICE PROVIDERS

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. Furthermore, transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may adversely impact the Funds. Transactions by one or more Goldman Sachs advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the Additional Statement.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, certain of the Goldman Sachs Funds included in this Prospectus and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, In re Goldman Sachs Mutual Funds Fee Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman, Sachs & Co., Goldman Sachs Variable Insurance Trust (“GSVIT”), the Trustees and Officers of the Trust and John Doe Defendants (collectively, the “Defendants”) in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and GSVIT (collectively, the “Goldman Sachs Funds”) were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The second amended consolidated complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), asserts claims involving (i) violations of the Investment Company Act of 1940 (the “Investment Company

SERVICE PROVIDERS

Act”) and the Investment Advisers Act of 1940, (ii) common law breaches of fiduciary duty, and (iii) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. The plaintiffs in the cases are seeking compensatory damages; rescission of GSAM’s and GSAMI’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

	Investment	Capital Gains
Fund	Income Dividends	Distributions

Balanced	Quarterly	Annually

Research Select	Annually	Annually

Capital Growth	Annually	Annually

Growth and Income	Quarterly	Annually

Large Cap Value	Annually	Annually

Strategic Growth	Annually	Annually

Concentrated Growth	Annually	Annually

Mid Cap Value	Annually	Annually

Growth Opportunities	Annually	Annually

Small/Mid Cap Growth	Annually	Annually

Small Cap Value	Annually	Annually

DIVIDENDS

From time to time a portion of a Fund’s dividends may constitute a return of capital.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ shares.

HOW TO BUY SHARES

How Can I Purchase Class A, Class B And Class C Shares Of The Funds?
You may purchase shares of the Funds through:

■	Goldman Sachs;
■	Authorized Dealers; or
■	Directly from Goldman Sachs Trust (the “Trust”).

In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application. An order will be processed upon receipt of payment.

To Open an Account:

■	Complete the Account Application
■	Mail your payment and Account Application to:

Your Authorized Dealer

—	Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
—	Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

or
Goldman Sachs Funds, P.O. Box 219711, Kansas City, MO 64121-9711

—	Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds – (Name of Fund and Class of Shares)
—	Boston Financial Data Services, Inc. (“BFDS”), the Funds’ sub-transfer agent, will not accept checks drawn on foreign banks, third-party checks, cashier’s checks or official checks, temporary checks, electronic checks, drawer checks, cash, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, BFDS may accept cashier’s checks or official bank checks.
—	Federal funds wire, Automated Clearing House Network (“ACH”) transfer or bank wires should be sent to State Street Bank and Trust Company (“State Street”) (each Fund’s custodian). Please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

SHAREHOLDER GUIDE

What Is My Minimum Investment In The Funds?

	Initial	Additional

Regular Account	$1000	$50

Retirement Accounts (e.g. IRAs, employer sponsored plans)	$250	No Minimum

Uniform Gift/Transfer to Minor (UTMA/UGMA)	$250	$50

Coverdell ESAs	$250	$50

Automatic Investment Plans	$250	$50

What Alternative Sales Arrangements Are Available?
The Funds offer three classes of shares through this Prospectus.

Maximum Amount You Can Buy In The Aggregate Across Funds	Class A	No limit

	Class B	$100,000*

	Class C	$1,000,000*

Initial Sales Charge	Class A	Applies to purchases of less than $1 million—varies by size of investment with a maximum of 5.5%

	Class B	None

	Class C	None

CDSC	Class A	1.00% on certain investments of $1 million or more if you sell within 18 months

	Class B	6 year declining CDSC with a maximum of 5%

	Class C	1% if shares are redeemed within 12 months of purchase

Conversion Feature	Class A	None

	Class B	Class B Shares automatically convert to Class A Shares after 8 years

	Class C	None

*	No additional Class B Shares or Class C Shares may be purchased by an investor either in an initial purchase or in subsequent purchases if the current market value of the shares owned and/or purchased is equal to or exceeds $100,000 in the case of Class B Shares or $1,000,000 in the case of Class C Shares.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.
■	Modify or waive the minimum investment amounts.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rates applicable to future purchases of shares.

Generally, the Fund will not allow non-U.S. citizens and certain U.S. citizens residing outside the United States to open an account directly with the Funds.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

As of the date of this Prospectus, the Goldman Sachs Mid Cap Value and Small Cap Value Funds (the “Closed Funds”) were generally closed to new investors. The following investors, however, may make purchases and reinvestments of dividends and capital gains into the Closed Funds:

■	Current shareholders of the respective Closed Funds;
■	Certain employee benefit plans and certain financial institutions providing services to employee benefit plans, namely: (i) Qualified Defined Contribution and Benefit Plans (as defined below) making an initial investment of $10 million or less through financial institutions that, as of the closing date of the respective Closed Fund, had a contractual agreement with Goldman, Sachs & Co. to offer shares of or provide services to the respective Closed Fund; and (ii) certain financial institutions in connection with hedging services provided in support of non-qualified deferred compensation plans offering the Goldman Sachs Funds. Certain of the plans and institutions described in (i) and (ii) above may make an initial investment in excess of $10 million if the initial investment was expected to be less than $10 million at the time Goldman Sachs received a preliminary written commitment to invest in the Closed Fund. Certain Qualified Defined Contribution and Benefit Plans include 401(k) plans, profit sharing plans and money purchase pension plans, 403(b) plans, and 457 plans; and
■	Trustees of the Trust.

In addition, the following investors may make purchases and reinvestments of dividends and capital gains into the Mid Cap Value Fund only:

■	Investors in a discretionary mutual fund wrap program where (i) such program together with non-discretionary mutual fund wrap programs maintained by the same sponsor had at least $10 million invested in the Fund as of the closing

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date of the Mid Cap Value Fund and (ii) the sponsor of such program has the appropriate controls in place to implement this Fund closure policy properly.

Once a shareholder closes all accounts in a Closed Fund, additional investments into such Closed Fund may not be accepted.

Exchanges into a Closed Fund from other Goldman Sachs Funds are not permitted, except for current Closed Fund shareholders and for certain Qualified Defined Contribution and Benefit Plans and, in the case of the Mid Cap Value Fund, investors in certain discretionary mutual fund wrap programs permitted to invest after the closing date.

The Closed Funds may resume sales of shares to new investors at some future date. Additionally, a Closed Fund may enter into asset purchase or other reorganization transactions with other investment companies that involve the issuance of shares of the Closed Fund to new accounts, and such new accounts may continue to make additional purchases and reinvest dividends and capital gains into their accounts.

Notwithstanding the foregoing, the Trust and Goldman, Sachs & Co. reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman, Sachs & Co. will not be liable for any loss resulting from rejected purchase or exchange orders.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for investors who open accounts with the Funds. Applications without the required information may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified; or (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined NAV for a share class. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Trustees.

For Funds that invest a significant portion of assets in foreign equity securities, “fair value” prices are provided by an independent fair value service. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their

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investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form, plus any applicable sales charge.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form, less any applicable CDSC or redemption fee.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-526-7384.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers for Class A Shares of the Funds are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*

Less than $50,000	5.50%	5.82%	5.00%
$50,000 up to (but less than) $100,000	4.75	4.99	4.00
$100,000 up to (but less than) $250,000	3.75	3.90	3.00
$250,000 up to (but less than) $500,000	2.75	2.83	2.25
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.
***	The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where an Authorized Dealer (including Goldman Sachs’ Private Wealth Management Unit) agrees to waive its receipt of the one-time commission described above, the CDSC on Class A shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in this Prospectus due to rounding calculations.

SHAREHOLDER GUIDE

As indicated in the chart on the preceding page, and as discussed further below and in the section titled “How Can the Sales Charge on Class A Shares Be Reduced?,” you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, you or your Authorized Dealer or financial intermediary must notify the Funds’ Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:

(i)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;

(ii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in any account of the shareholder at another financial intermediary; and

(iii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

You should note in particular that, if the Funds’ Transfer Agent is properly notified, under the “Right of Accumulation” described below, the “Amount of Purchase” in the chart on the preceding page will be deemed to include all Class A, Class B and/or Class C Shares of the Goldman Sachs Funds that were acquired by purchase or exchange, and that were subject to a sales charge, that are held at the time of purchase by any of the following persons: (i) you, your spouse and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A, Class B and/or Class C Shares held at a broker-dealer or other financial intermediary other than the one handling your current purchase. In some circumstances, other Class A, Class B and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the Additional Statement. For purposes of determining the “Amount of Purchase,” all Class A, Class B and/or Class C Shares held at the time of purchase will be valued at their current market value.

You should also note that if you provide the Transfer Agent a signed written Statement of Intention to invest (not counting reinvestments of dividends and distributions) in the aggregate, within a 13-month period, $50,000 or more in Class A Shares of one or more Goldman Sachs Funds, any investments you make during the 13 months will be treated as though the total quantity were invested in one lump sum and you will receive the discounted sales load based on your investment commitment. You must, however, inform the Transfer Agent that the

Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention.

In addition to the information provided in this Prospectus and the Additional Statement, information about sales charge discounts is available from your Authorized Dealer or financial intermediary and, free of charge, on the Funds’ website at http://www.gs.com/funds.

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified employee benefit plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or

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■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000;

■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying certain operating policies and standards;
■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA;
■	Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity; or
■	Investors who qualify under other exemptions that are stated from time to time in the Additional Statement.

In addition, during the period from August 19, 2005 through November 16, 2005, certain customers of Edward D. Jones & Co., LP who were eligible to participate in a switch program pursuant to an SEC order were provided the opportunity to purchase A shares at NAV subject to certain conditions.

You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemption. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A, Class B and/or Class C Shares, plus new purchases, reaches $50,000 or more. Class A, Class B and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. For purposes of applying the Right of Accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of Goldman Sachs Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A, Class B and/or Class C Shares of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. Use of this option is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.
■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $50,000 or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. At your request, purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

SHAREHOLDER GUIDE

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES

What Is The Offering Price Of Class B Shares?
You may purchase Class B Shares of the Funds at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

CDSC as a
Percentage of
Dollar Amount
Year Since Purchase	Subject to CDSC

First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third-party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

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In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a participant or beneficiary in an Employee Benefit Plan;
■	Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	The separation from service by a participant or beneficiary in an Employee Benefit Plan;
■	The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
■	Excess contributions distributed from an Employee Benefit Plan;
■	Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA in the same share class; or
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion.

In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

How Do I Decide Whether To Buy Class A, B Or C Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

■	Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
■	Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $100,000 in the aggregate normally applies to Class B Shares. Once the current value of your Class B Shares in the aggregate across all Goldman Funds is equal to $100,000, you will not be allowed to purchase any additional Class B Shares. Individual purchases exceeding $100,000 will be rejected and additional purchases which could cause your holdings in Class B Shares to exceed $100,000 will be rejected.
■	Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).

Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight year conversion feature applicable to Class B Shares and your investment may pay higher distribution fees indefinitely.

A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares. Once the current value of your Class C Shares in the aggregate across all Goldman Funds is equal to $1,000,000, you will not be allowed to purchase any additional Class C Shares. Individual purchases exceeding $1,000,000 will be rejected and additional purchases which could cause your holdings in Class C Shares to exceed $1,000,000 will be rejected.

Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

SHAREHOLDER GUIDE

HOW TO SELL SHARES

How Can I Sell Class A, Class B And Class C Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a Medallion signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery: Goldman Sachs Funds 330 West 9th Street Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone redemption privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
■ You may redeem up to $50,000 of your shares daily
■ Proceeds which are sent directly to a Goldman Sachs brokerage account or to the bank account designated on your Account Application are not subject to the $50,000 limit

Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee is required if:

■	You are requesting in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated on your Account Application.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and BFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a Medallion signature guarantee, indicating another address or account).
■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the bank account designated in the Account Applications (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be a written, Medallion signature guaranteed letter.
■	The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you

SHAREHOLDER GUIDE

should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the domestic bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be wired as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption.
■	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares if your account balance falls below the required Fund minimum as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in the event your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer. The Trust will not be responsible for any loss in an investor’s account resulting from the redemption.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interests of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts. In addition, that distribution and all future distributions payable to you will be reinvested at the NAV on the day of reinvestment in additional shares of the same class of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must have held the shares

SHAREHOLDER GUIDE

you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	Class A or B Shares—Class A Shares of the same Fund or another Goldman Sachs Fund
■	Class C Shares—Class C Shares of the same Fund or another Goldman Sachs Fund
■	You should obtain and read the applicable prospectuses before investing in any other Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Fund To Another?
You may exchange shares of a Fund at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount you want to exchange
■ Mail the request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery - Goldman Sachs Funds 330 West 9th St. Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone exchange privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange.
■	Currently, there is no charge for exchanges, although the Funds may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384 and see the Additional Statement.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund. Exchanges into a money

SHAREHOLDER GUIDE

market fund need not meet the traditional minimum investment requirements for that fund if the entire balance of the original Fund account is exchanged.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need to Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Exchanges into Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. The minimum dollar amount for this service is $50 per month. Forms for this option are available from Goldman Sachs and your Authorized Dealer, or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From A Fund Be Invested In Other Funds?
You may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	No initial sales charge or CDSC will be imposed.
■	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	No initial sales charge is imposed.
■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.

What Else Should I Know About Cross-Reinvestments And Automatic Exchanges?
Cross-reinvestments and automatic exchanges are subject to the following conditions:

■	You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund’s minimum initial investment.
■	You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

Can I Have Automatic Withdrawals Made On A Regular Basis?
You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
■	You must have a minimum balance of $5,000 in a Fund.
■	Checks are mailed the next business day after your selected systematic withdrawal date.
■	Each systematic withdrawal is a redemption and therefore a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

What Types of Reports Will I Be Sent Regarding My Investment?
You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is

SHAREHOLDER GUIDE

held in a “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, 71 S. Wacker Dr., Suite 500, Chicago, IL 60606. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

The Funds do not generally provide sub-accounting services.

What Should I Know When I Purchase Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. In addition, Authorized Dealers and other financial intermediaries are responsible for providing to you any communications from a Fund to its shareholders, including but not limited to, prospectus supplements, proxy materials and notices regarding the source of dividend payments pursuant to Section 19 under the Investment Company Act. They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer. If your Authorized Dealer’s relationship with Goldman Sachs is terminated and you do not transfer your account to another Authorized Dealer, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
■	Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/or their affiliates may make payments to Authorized Dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the distribution and service fees and sales charges described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Funds. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the Additional Statement for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered

SHAREHOLDER GUIDE

representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Authorized Dealer or Intermediary for more information about the payments it receives and any potential conflicts of interest.

DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund’s average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund’s average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies as practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

SHAREHOLDER GUIDE

To deter excessive shareholder trading, the International Equity Funds and certain Fixed Income Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 calendar days of purchase subject to certain exceptions. For more information about these Funds, obtain a prospectus from your Authorized Dealer or from Goldman Sachs by calling the number on the back cover of this Prospectus.

Pursuant to the policy adopted by the Board of Trustees, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading, Goldman Sachs may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, Employee Benefit Plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under recent changes to the Internal Revenue Code (the “Code”), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. A sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2008. The amount of a Fund’s distributions that qualify for this favorable tax treatment may be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend rate.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in

TAXATION

debt securities or foreign corporations. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax. However, non-U.S. investors generally may file for a refund of tax withheld (if any) on distributions of qualified interest income and short-term capital gains made by the Funds after September 1, 2005 and before August 31, 2008.

Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to

APPENDIX A

investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S.

APPENDIX A

issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. In addition, Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia became members of the EMU on May 1, 2004, but these countries will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May and June 2005, voters in France and the Netherlands rejected ratification of the EU Constitution causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices

APPENDIX A

of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

APPENDIX A

A Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Funds’ currency exposure in emerging countries may not be covered by these techniques.

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and foreign currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain private investments in public equity (“PIPEs”)
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the

APPENDIX A

Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign

APPENDIX A

governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its

APPENDIX A

term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount

APPENDIX A

at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Investment Company Act of 1940. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on an exchange that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on an exchange and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

APPENDIX A

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Private Investments in Public Equity. Certain Funds may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPEs”). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow from the U.S. Treasury; (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments.

APPENDIX A

CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Mortgage Dollar Rolls. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Yield Curve Options. Certain Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss

APPENDIX A

even if the yield of an underlying security remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participating interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities in which a Fund may invest include private activity bonds, municipal leases, certificates of participation, pre-funded municipal securities and auction rate securities. Dividends paid by the Funds based on investments in municipal securities will be taxable.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-

rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Certain Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Certain Funds may enter into the transactions described above for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Loan Participations. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may

APPENDIX A

only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent.

Inverse Floaters. Certain Funds may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request).

BALANCED FUND

	Balanced Fund—Class A Shares

	Years Ended August 31,

	2005		2004	2003	2002		2001

Income (loss) from investment operations

Net asset value, beginning of year	$18.63		$17.21	$16.28	$18.34		$21.42

Net investment income[a]	0.36	[b]	0.31	0.40	0.47	[c]	0.54

Net realized and unrealized gain (loss)	1.26		1.48	0.96	(2.03	) [c]	(2.62)

Total from investment operations	1.62		1.79	1.36	(1.56)		(2.08)

Distributions to shareholders

From net investment income	(0.37)		(0.37)	(0.43)	(0.50)		(0.74)

From net realized gains	—		—	—	—		(0.26)

Total distributions	(0.37)		(0.37)	(0.43)	(0.50)		(1.00)

Net asset value, end of year	$19.88		$18.63	$17.21	$16.28		$18.34

Total return[d]	8.80%		10.47%	8.54%	(8.67)%		(9.95)%

Net assets at end of year (in 000s)	$195,531		$169,436	$130,111	$100,541		$109,350

Ratio of net expenses to average net assets	1.14%		1.15%	1.16%	1.16%		1.15%

Ratio of net investment income (loss) to average net assets	1.84	% [b]	1.68%	2.43%	2.61%[c]		2.78%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.31%		1.30%	1.38%	1.38%		1.34%

Ratio of net investment income to average net assets	1.67	% [b]	1.53%	2.21%	2.39%[c]		2.59%

Portfolio turnover rate[e]	228%		208%	192%	169%		187%

See page 155 for all footnotes.

APPENDIX B

	Balanced Fund—Class B Shares

	Years Ended August 31,

	2005		2004	2003	2002		2001

Income (loss) from investment operations

Net asset value, beginning of year	$18.49		$17.08	$16.16	$18.21		$21.27

Net investment income[a]	0.21	[b]	0.17	0.28	0.33	[c]	0.39

Net realized and unrealized gain (loss)	1.26		1.47	0.95	(2.01	) [c]	(2.60)

Total from investment operations	1.47		1.64	1.23	(1.68)		(2.21)

Distributions to shareholders

From net investment income	(0.23)		(0.23)	(0.31)	(0.37)		(0.59)

From net realized gains	—		—	—	—		(0.26)

Total distributions	(0.23)		(0.23)	(0.31)	(0.37)		(0.85)

Net asset value, end of year	$19.73		$18.49	$17.08	$16.16		$18.21

Total return[d]	8.00%		9.67%	7.73%	(9.38)%		(10.62)%

Net assets at end of year (in 000s)	$29,093		$31,067	$28,204	$23,871		$28,316

Ratio of net expenses to average net assets	1.89%		1.90%	1.91%	1.91%		1.90%

Ratio of net investment income (loss) to average net assets	1.10	% [b]	0.93%	1.69%	1.86	% [c]	2.03%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.06%		2.05%	2.13%	2.13%		2.09%

Ratio of net investment income to average net assets	0.93	% [b]	0.78%	1.47%	1.64	% [c]	1.84%

Portfolio turnover rate[e]	228%		208%	192%	169%		187%

See page 155 for all footnotes.

	Balanced Fund—Class C Shares

	Years Ended August 31,

	2005		2004	2003	2002		2001

Income (loss) from investment operations

Net asset value, beginning of year	$18.47		$17.07	$16.15	$18.19		$21.25

Net investment income[a]	0.21	[b]	0.17	0.28	0.33	[c]	0.39

Net realized and unrealized gain (loss)	1.26		1.47	0.94	(2.00	) [c]	(2.60)

Total from investment operations	1.47		1.64	1.22	(1.67)		(2.21)

Distributions to shareholders

From net investment income	(0.23)		(0.24)	(0.30)	(0.37)		(0.59)

From net realized gains	—		—	—	—		(0.26)

Total distributions	(0.23)		(0.24)	(0.30)	(0.37)		(0.85)

Net asset value, end of year	$19.71		$18.47	$17.07	$16.15		$18.19

Total return[d]	8.00%		9.63%	7.72%	(9.34)%		(10.63)%

Net assets at end of year (in 000s)	$6,080		$5,803	$5,746	$5,377		$7,113

Ratio of net expenses to average net assets	1.89%		1.90%	1.91%	1.91%		1.90%

Ratio of net investment income (loss) to average net assets	1.09	% [b]	0.93%	1.69%	1.86	% [c]	2.03%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.06%		2.05%	2.13%	2.13%		2.09%

Ratio of net investment income to average net assets	0.92	% [b]	0.78%	1.47%	1.64	% [c]	1.84%

Portfolio turnover rate[e]	228%		208%	192%	169%		187%

See page 155 for all footnotes.

APPENDIX B

RESEARCH SELECT FUND

	Research Select Fund—Class A Shares

	Years Ended August 31,

	2005		2004	2003	2002	2001

Income (loss) from investment operations

Net asset value, beginning of period	$6.33		$5.65	$4.99	$7.07	$10.77

Net investment income (loss)[a]	0.03	[b]	(0.01)	(0.02)	(0.04)	(0.06)

Net realized and unrealized gain (loss)	0.66		0.69	0.68	(2.04)	(3.64)

Total from investment operations	0.69		0.68	0.66	(2.08)	(3.70)

Net asset value, end of year	$7.02		$6.33	$5.65	$4.99	$7.07

Total return[d]	10.90%		12.04%	13.23%	(29.42)%	(34.35)%

Net assets at end of year (in 000s)	$62,597		$83,908	$103,749	$129,737	$304,677

Ratio of net expenses to average net assets	1.49%		1.50%	1.52%	1.51%	1.50%

Ratio of net investment income (loss) to average net assets	0.49	% [b]	(0.11)%	(0.35)%	(0.57)%	(0.73)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.63%		1.57%	1.58%	1.54%	1.53%

Ratio of net investment income (loss) to average net assets	0.35	% [b]	(0.18)%	(0.41)%	(0.60)%	(0.76)%

Portfolio turnover rate	51%		41%	121%	107%	171%

See page 155 for all footnotes.

	Research Select Fund—Class B Shares

	Years Ended August 31,

	2005		2004	2003	2002	2001

Income (loss) from investment operations

Net asset value, beginning of period	$6.14		$5.52	$4.90	$7.01	$10.76

Net investment loss[a]	(0.02	) [b]	(0.05)	(0.05)	(0.08)	(0.13)

Net realized and unrealized gain (loss)	0.63		0.67	0.67	(2.03)	(3.62)

Total from investment operations	0.61		0.62	0.62	(2.11)	(3.75)

Net asset value, end of year	$6.75		$6.14	$5.52	$4.90	$7.01

Total return[d]	9.93%		11.23%	12.65%	(30.10)%	(34.85)%

Net assets at end of year (in 000s)	$91,665		$115,016	$136,103	$153,395	$303,539

Ratio of net expenses to average net assets	2.24%		2.25%	2.27%	2.26%	2.25%

Ratio of net investment loss to average net assets	(0.26	)% [b]	(0.86)%	(1.10)%	(1.32)%	(1.48)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.38%		2.32%	2.33%	2.29%	2.28%

Ratio of net investment loss to average net assets	(0.40	)% [b]	(0.93)%	(1.16)%	(1.35)%	(1.51)%

Portfolio turnover rate	51%		41%	121%	107%	171%

See page 155 for all footnotes.

APPENDIX B

	Research Select Fund—Class C Shares

	Years Ended August 31,

	2005		2004	2003	2002	2001

Income (loss) from investment operations

Net asset value, beginning of period	$6.14		$5.52	$4.91	$7.02	$10.77

Net investment loss[a]	(0.02	) [b]	(0.05)	(0.05)	(0.08)	(0.13)

Net realized and unrealized gain (loss)	0.63		0.67	0.66	(2.03)	(3.62)

Total from investment operations	0.61		0.62	0.61	(2.11)	(3.75)

Net asset value, end of year	$6.75		$6.14	$5.52	$4.91	$7.02

Total return[d]	9.93%		11.23%	12.42%	(30.06)%	(34.82)%

Net assets at end of year (in 000s)	$34,207		$44,543	$60,290	$78,434	$169,576

Ratio of net expenses to average net assets	2.24%		2.25%	2.27%	2.26%	2.25%

Ratio of net investment loss to average net assets	(0.26	)% [b]	(0.86)%	(1.10)%	(1.32)%	(1.48)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.38%		2.32%	2.33%	2.29%	2.28%

Ratio of net investment loss to average net assets	(0.40	)% [b]	(0.93)%	(1.16)%	(1.35)%	(1.51)%

Portfolio turnover rate	51%		41%	121%	107%	171%

See page 155 for all footnotes.

CAPITAL GROWTH FUND

	Capital Growth Fund—Class A Shares

	Years Ended August 31,

	2005	2004	2003	2002	2001

Income (loss) from investment operations

Net asset value, beginning of year	$18.31	$17.07	$15.44	$19.76	$28.95

Net investment income (loss)[a]	0.05 [b]	(0.05)	— [f]	(0.05)	(0.06)

Net realized and unrealized gain (loss)	1.70 [g]	1.29	1.63	(4.24)	(7.23)

Total from investment operations	1.75	1.24	1.63	(4.29)	(7.29)

Distributions to shareholders

From net realized gains	—	—	—	(0.03)	(1.90)

Net asset value, end of year	$20.06	$18.31	$17.07	$15.44	$19.76

Total return[d]	9.56%	7.26%	10.56%	(21.74)%	(26.48)%

Net assets at end of year (in 000s)	$1,374,264	$1,343,848	$1,483,768	$1,388,868	$2,001,259

Ratio of net expenses to average net assets	1.39%	1.39%	1.40%	1.43%	1.44%

Ratio of net investment income (loss) to average net assets	0.24%[b]	(0.26)%	0.00%	(0.29)%	(0.25)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.45%	1.47%	1.48%	1.47%	1.46%

Ratio of net investment income (loss) to average net assets	0.18%[b]	(0.34)%	(0.08)%	(0.33)%	(0.27)%

Portfolio turnover rate	34%	43%	17%	11%	18%

See page 155 for all footnotes.

APPENDIX B

	Capital Growth Fund—Class B Shares

	Years Ended August 31,

	2005		2004	2003	2002	2001

Income (loss) from investment operations

Net asset value, beginning of year	$17.13		$16.09	$14.66	$18.90	$27.99

Net investment loss[a]	(0.09	) [b]	(0.17)	(0.11)	(0.18)	(0.23)

Net realized and unrealized gain (loss)	1.59	[g]	1.21	1.54	(4.03)	(6.96)

Total from investment operations	1.50		1.04	1.43	(4.21)	(7.19)

Distributions to shareholders

From net realized gains	—		—	—	(0.03)	(1.90)

Net asset value, end of year	$18.63		$17.13	$16.09	14.66	18.90

Total return[d]	8.76%		6.46%	9.75%	(22.31)%	(27.06)%

Net assets at end of year (in 000s)	$160,575		$196,910	$226,663	$238,335	$338,673

Ratio of net expenses to average net assets	2.14%		2.14%	2.15%	2.18%	2.19%

Ratio of net investment income (loss) to average net assets	(0.48	) [b]	(1.01)%	(0.74)%	(1.04)%	(1.00)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.20%		2.22%	2.23%	2.22%	2.21%

Ratio of net investment income (loss) to average net assets	(0.54	)% [b]	(1.09)%	(0.82)%	(1.08)%	(1.02)%

Portfolio turnover rate	34%		43%	17%	11%	18%

See page 155 for all footnotes.

	Capital Growth Fund—Class C Shares

	Years Ended August 31,

	2005		2004	2003	2002	2001

Income (loss) from investment operations

Net asset value, beginning of year	$17.10		$16.07	$14.64	$18.88	$27.94

Net investment loss[a]	(0.09	) [b]	(0.17)	(0.11)	(0.18)	(0.22)

Net realized and unrealized gain (loss)	1.59	[g]	1.20	1.54	(4.03)	(6.94)

Total from investment operations	1.50		1.03	1.43	(4.21)	(7.16)

Distributions to shareholders

From net realized gains	—		—	—	(0.03)	(1.90)

Net asset value, end of year	$18.60		$17.10	$16.07	$14.64	$18.88

Total return[d]	8.77%		6.41%	9.77%	(22.33)%	(27.00)%

Net assets at end of year (in 000s)	$81,132		$89,086	$100,027	$101,783	$127,839

Ratio of net expenses to average net assets	2.14%		2.14%	2.15%	2.18%	2.19%

Ratio of net investment income (loss) to average net assets	(0.49	)% [b]	(1.01)%	(0.74)%	(1.04)%	(1.00)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.20%		2.22%	2.23%	2.22%	2.21%

Ratio of net investment income (loss) to average net assets	(0.55	)% [b]	(1.09)%	(0.82)%	(1.08)%	(1.02)%

Portfolio turnover rate	34%		43%	17%	11%	18%

See page 155 for all footnotes.

APPENDIX B

GROWTH AND INCOME FUND

	Growth and Income Fund—Class A Shares

	Year Ended August 31,

	2005		2004	2003	2002	2001

Income (loss) from investment operations

Net asset value, beginning of year	$22.88		$19.22	$18.01	$19.66	$24.78

Net investment income[a]	0.41	[b]	0.22	0.25	0.18	0.01

Net realized and unrealized gain (loss)	2.61	[g]	3.67	1.21	(1.69)	(5.13)

Total from investment operations	3.02		3.89	1.46	(1.51)	(5.12)

Distributions to shareholders

From net investment income	(0.35)		(0.23)	(0.25)	(0.14)	—

Net asset value, end of year	$25.55		$22.88	$19.22	$18.01	$19.66

Total return[d]	13.37	% [h]	20.27%	8.25%	(7.74)%	(20.66)%

Net assets at end of year (in 000s)	$924,479		$637,130	$401,439	$291,151	$355,205

Ratio of net expenses to average net assets	1.19%		1.19%	1.20%	1.20%	1.19%

Ratio of net investment income (loss) to average net assets	1.65	% [b]	1.02%	1.42%	0.95%	0.07%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.21%		1.21%	1.24%	1.22%	1.21%

Ratio of net investment income (loss) to average net assets	1.63	% [b]	1.00%	1,38%	0.93%	0.05%

Portfolio turnover rate	45%		54%	55%	89%	40%

See page 155 for all footnotes.

	Growth and Income Fund—Class B Shares

	Year Ended August 31,

	2005		2004	2003	2002	2001

Income (loss) from investment operations

Net asset value, beginning of year	$22.27		$18.72	$17.55	$19.23	$24.42

Net investment income (loss)[a]	0.22	[b]	0.05	0.12	0.04	(0.15)

Net realized and unrealized gain (loss)	2.54	[g]	3.58	1.17	(1.65)	(5.04)

Total from investment operations	2.76		3.63	1.29	(1.61)	(5.19)

Distributions to shareholders

From net investment income	(0.17)		(0.08)	(0.12)	(0.07)	—

From net realized gains	—		—	—	—	—

Total distributions	(0.17)		(0.08)	(0.12)	(0.07)	—

Net asset value, end of year	$24.86		$22.27	$18.72	$17.55	$19.23

Total return[d]	12.50	% [h]	19.38%	7.43%	(8.42)%	(21.25)%

Net assets at end of year (in 000s)	$92,469		$93,367	$81,765	$76,772	$98,747

Ratio of net expenses to average net assets	1.94%		1.94%	1.95%	1.95%	1.94%

Ratio of net investment income (loss) to average net assets	0.91	% [b]	0.27%	0.68%	0.19%	(0.68)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.96%		1.96%	1.99%	1.97%	1.96%

Ratio of net investment income (loss) to average net assets	0.89	% [b]	0.25%	0.64%	0.17%	(0.70)%

Portfolio turnover rate	45%		54%	55%	89%	40%

See page 155 for all footnotes.

APPENDIX B

	Growth and Income Fund—Class C Shares

	Year Ended August 31,

	2005		2004	2003	2002	2001

Income (loss) from investment operations

Net asset value, beginning of year	$22.21		$18.67	$17.51	$19.19	$24.37

Net investment income (loss)[a]	0.22	[b]	0.05	0.12	0.04	(0.15)

Net realized and unrealized gain (loss)	2.53	[g]	3.57	1.16	(1.65)	(5.03)

Total from investment operations	2.75		3.62	1.28	(1.61)	(5.18)

Distributions to shareholders

From net investment income	(0.18)		(0.08)	(0.12)	(0.07)	—

Net asset value, end of year	$24.78		$22.21	$18.67	$17.51	$19.19

Total return[d]	12.49	% [h]	19.40%	7.39%	(8.42)%	(21.22)%

Net assets at end of year (in 000s)	$16,149		$12,159	$9,661	$9,336	$10,360

Ratio of net expenses to average net assets	1.94%		1.94%	1.95%	1.95%	1.94%

Ratio of net investment income (loss) to average net assets	0.89	% [b]	0.27%	0.68%	0.21%	(0.68)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.96%		1.96%	1.99%	1.97%	1.96%

Ratio of net investment income (loss) to average net assets	0.87	% [b]	0.25%	0.64%	0.19%	(0.70)%

Portfolio turnover rate	45%		54%	55%	89%	40%

See page 155 for all footnotes.

LARGE CAP VALUE FUND

	Large Cap Value Fund—Class A Shares

	Years Ended August 31,

	2005		2004	2003	2002	2001

Income (loss) from investment operations

Net asset value, beginning of period	$11.80		$9.86	$9.24	$10.21	$10.39

Net investment income[a]	0.13	[b]	0.08	0.08	0.08	0.08

Net realized and unrealized gain (loss)	1.65		1.95	0.63	(1.01)	(0.20)

Total from investment operations	1.78		2.03	0.71	(0.93)	(0.12)

Distributions to shareholders

From net investment income	(0.09)		(0.09)	(0.09)	(0.04)	(0.06)

From net realized gains	(0.09)		—	—	—	—

Total Distributions	(0.18)		(0.09)	(0.09)	(0.04)	(0.06)

Net asset value, end of period	$13.40		$11.80	$9.86	$9.24	$10.21

Total return[d]	15.16%		20.71%	7.77%	(9.12)%	(1.21)%

Net assets at end of period (in 000s)	$518,376		$291,795	$224,605	$232,501	$123,013

Ratio of net expenses to average net assets	1.25%		1.25%	1.26%	1.26%	1.25%

Ratio of net investment income (loss) to average net assets	1.03%[b]		0.68%	0.91%	0.80%	0.73%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.26%		1.28%	1.30%	1.32%	1.83%

Ratio of net investment income (loss) to average net assets	1.02	% [b]	0.65%	0.87%	0.74%	0.15%

Portfolio turnover rate	70%		72%	78%	91%	69%

See page 155 for all footnotes.

APPENDIX B

	Large Cap Value Fund—Class B Shares

	Years Ended August 31,

	2005		2004	2003	2002	2001

Income (loss) from investment operations

Net asset value, beginning of period	$11.54		$9.66	$9.11	$10.10	$10.33

Net investment income (loss)[a]	0.04	[b]	— [f]	0.01	— [f]	(0.01)

Net realized and unrealized gain (loss)	1.61		1.91	0.61	(0.99)	(0.19)

Total from investment operations	1.65		1.91	0.62	(0.99)	(0.20)

Distributions to shareholders

From net investment income	(0.01)		(0.03)	(0.07)	—	(0.03)

From net realized gains	(0.09)		—	—	—	—

Total distributions	(0.10)		(0.03)	(0.07)	—	(0.03)

Net asset value, end of period	$13.09		$11.54	$9.66	$9.11	$10.10

Total return[d]	14.35%		19.76%	6.92%	(9.80)%	(1.98)%

Net assets at end of period (in 000s)	$25,040		$17,069	$13,740	$11,772	$8,830

Ratio of net expenses to average net assets	2.00%		2.00%	2.01%	2.01%	2.00%

Ratio of net investment income (loss) to average net assets	0.29	% [b]	(0.07)%	0.16%	0.04%	(0.06)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.01%		2.03%	2.05%	2.07%	2.58%

Ratio of net investment income (loss) to average net assets	0.28	% [b]	(0.10)%	0.12%	(0.02)%	(0.64)%

Portfolio turnover rate	70%		72%	78%	91%	69%

See page 155 for all footnotes.

	Large Cap Value Fund—Class C Shares

	Years Ended August 31,

	2005		2004	2003	2002	2001

Income (loss) from investment operations

Net asset value, beginning of period	$11.53		$9.67	$9.11	$10.10	$10.32

Net investment income (loss)[a]	0.03	[b]	— [f]	0.01	— [f]	(0.01)

Net realized and unrealized gain (loss)	1.61		1.90	0.62	(0.99)	(0.19)

Total from investment operations	1.64		1.90	0.63	(0.99)	(0.20)

Distributions to shareholders

From net investment income	(0.02)		(0.04)	(0.07)	—	(0.02)

From net realized gains	(0.09)		—	—	—	—

Total distributions	(0.11)		(0.04)	(0.07)	—	(0.02)

Net asset value, end of period	$13.06		$11.53	$9.67	$9.11	$10.10

Total return[d]	14.28%		19.74%	7.03%	(9.80)%	(1.96)%

Net assets at end of period (in 000s)	$37,503		$14,601	$10,417	$4,420	$3,636

Ratio of net expenses to average net assets	2.00%		2.00%	2.01%	2.01%	2.00%

Ratio of net investment income (loss) to average net assets	0.25	% [b]	(0.07)%	0.15%	0.05%	(0.05)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.01%		2.03%	2.05%	2.07%	2.58%

Ratio of net investment income (loss) to average net assets	0.24	% [b]	(0.10)%	0.11%	(0.01)%	(0.63)%

Portfolio turnover rate	70%		72%	78%	91%	69%

See page 155 for all footnotes.

APPENDIX B

STRATEGIC GROWTH FUND

	Strategic Growth Fund—Class A Shares

	Years Ended August 31,

	2005		2004	2003	2002	2001

Income (loss) from investment operations

Net asset value, beginning of year	$8.07		$7.79	$6.95	$9.22	$12.52

Net investment loss[a]	0.01	[b]	(0.04)	(0.03)	(0.06)	(0.06)

Net realized and unrealized gain (loss)	0.67		0.32	0.87	(2.21)	(3.24)

Total from investment operations	0.68		0.28	0.84	(2.27)	(3.30)

Distributions to shareholders

From net investment income	—	[f]	—	—	—	—

From net realized gains	—		—	—	— [f]	—

Net asset value, end of year	$8.75		$8.07	$7.79	$6.95	$9.22

Total return[d]	8.44%		3.59%	12.09%	(24.59)%	(26.35)%

Net assets at end of year (in 000s)	$164,330		$173,243	$146,867	$113,813	$109,315

Ratio of net expenses to average net assets	1.44%		1.44%	1.45%	1.45%	1.44%

Ratio of net investment income (loss) to average net assets	0.12%[b]		(0.47)%	(0.49)%	(0.66)%	(0.52)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.57%		1.55%	1.62%	1.63%	1.67%

Ratio of net investment income (loss) to average net assets	(0.01	)% [b]	(0.58)%	(0.66)%	(0.84)%	(0.75)%

Portfolio turnover rate	46%		19%	14%	40%	25%

See page 155 for all footnotes.

	Strategic Growth Fund—Class B Shares

	Years Ended August 31,

	2005		2004	2003	2002	2001

Income (loss) from investment operations

Net asset value, beginning of year	$7.76		$7.55	$6.79	$9.07	$12.40

Net investment loss[a]	(0.05	) [b]	(0.10)	(0.08)	(0.12)	(0.13)

Net realized and unrealized gain (loss)	0.64		0.31	0.84	(2.16)	(3.20)

Total from investment operations	0.59		0.21	0.76	(2.28)	(3.33)

Distributions to shareholders

From net investment income	—		—	—	—	—

From net realized gains	—		—	—	— [f]	—

Net asset value, end of year	$8.35		$7.76	$7.55	$6.79	$9.07

Total return[d]	7.60%		2.78%	11.19%	(25.11)%	(26.84)%

Net assets at end of year (in 000s)	$10,195		$11,537	$11,452	$9,781	$14,235

Ratio of net expenses to average net assets	2.19%		2.19%	2.20%	2.20%	2.19%

Ratio of net investment income (loss) to average net assets	(0.62	)% [b]	(1.22)%	(1.24)%	(1.41)%	(1.27)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.32%		2.30%	2.37%	2.38%	2.42%

Ratio of net investment income (loss) to average net assets	(0.75	)% [b]	(1.33)%	(1.41)%	(1.59)%	(1.50)%

Portfolio turnover rate	46%		19%	14%	40%	25%

See page 155 for all footnotes.

APPENDIX B

	Strategic Growth Fund—Class C Shares

	Years Ended August 31,

	2005		2004	2003	2002	2001

Income (loss) from investment operations

Net asset value, beginning of year	$7.78		$7.56	$6.80	$9.08	$12.42

Net investment loss[a]	(0.05	) [b]	(0.10)	(0.09)	(0.12)	(0.13)

Net realized and unrealized gain (loss)	0.63		0.32	0.85	(2.16)	(3.21)

Total from investment operations	0.58		0.22	0.76	(2.28)	(3.34)

Distributions to shareholders

From net investment income	—		—	—	—	—

From net realized gains	—		—	—	— [f]	—

Net asset value, end of year	$8.36		$7.78	$7.56	$6.80	$9.08

Total return[d]	7.46%		2.91%	11.18%	(25.08)%	(26.88)%

Net assets at end of year (in 000s)	$11,392		$11,491	$8,979	$5,109	$5,613

Ratio of net expenses to average net assets	2.19%		2.19%	2.20%	2.20%	2.19%

Ratio of net investment income (loss) to average net assets	(0.64	)% [b]	(1.22)%	(1.24)%	(1.41)%	(1.27)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.32%		2.30%	2.37%	2.38%	2.42%

Ratio of net investment income (loss) to average net assets	(0.77	)% [b]	(1.33)%	(1.41)%	(1.59)%	(1.50)%

Portfolio turnover rate	46%		19%	14%	40%	25%

See page 155 for all footnotes.

CONCENTRATED GROWTH FUND

Concentrated Growth Fund—Class A Shares

	For the Year			For the Period
	Ended			Ended
	August 31,			August 31,

	2005		2004	2003[i]

Income (loss) from investment operations

Net asset value, beginning of period	$11.70		$11.64	$10.00

Net investment loss[a]	0.01	[b]	(0.07)	(0.08)

Net realized and unrealized gain	1.22		0.17	1.72

Total from investment operations	1.23		0.10	1.64

Distributions to shareholders

From net realized gain	(0.19)		(0.04)	—

Net asset value, end of period	$12.74		$11.70	$11.64

Total return[d]	10.52%		0.84%	16.40%

Net assets, end of period (in 000s)	$62,366		$61,216	$49,494

Ratio of net expenses to average net assets	1.48%		1.48%	1.48%[j]

Ratio of net investment loss to average net assets	0.06	% [b]	(0.61)%	(0.76)%[j]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.71%		1.79%	2.65%[j]

Ratio of net investment loss to average net assets	(0.17	)% [b]	(0.92)%	(1.93)%[j]

Portfolio turnover rate	46%		28%	19%

See page 155 for all footnotes.

APPENDIX B

Concentrated Growth Fund—Class B Shares

	For the Year			For the Period
	Ended			Ended
	August 31,			August 31,

	2005		2004	2003[i]

Income (loss) from investment operations

Net asset value, beginning of period	$11.53		$11.56	$10.00

Net investment loss[a]	(0.09	) [b]	(0.16)	(0.16)

Net realized and unrealized gain	1.21		0.17	1.72

Total from investment operations	1.12		0.01	1.56

Distributions to shareholders

From net realized gains	(0.19)		(0.04)	—

Net asset value, end of period	$12.46		$11.53	$11.56

Total return[d]	9.71%		0.06%	15.60%

Net assets, end of period (in 000s)	$115		$96	$92

Ratio of net expenses to average net assets	2.23%		2.23%	2.23%[j]

Ratio of net investment loss to average net assets	(0.72	)% [b]	(1.38)%	(1.50)%[j]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.46%		2.54%	3.40%[j]

Ratio of net investment loss to average net assets	(0.95	)% [b]	(1.69)%	(2.67)%[j]

Portfolio turnover rate	46%		28%	19%

See page 155 for all footnotes.

Concentrated Growth Fund—Class C Shares

	For the Year			For the Period
	Ended			Ended
	August 31,			August 31,

	2005		2004	2003[i]

Income (loss) from investment operations

Net asset value, beginning of period	$11.51		$11.55	$10.00

Net investment loss[a]	(0.09	) [b]	(0.16)	(0.16)

Net realized and unrealized gain	1.20		0.16	1.71

Total from investment operations	1.11		—	1.55

Distributions to shareholders

From net realized gains	(0.19)		(0.04)	—

Net asset value, end of period	$12.43		$11.51	$11.55

Total return[d]	9.64%		(0.02)%	15.50%

Net assets, end of period (in 000s)	$401		$247	$20

Ratio of net expenses to average net assets	2.23%		2.23%	2.23%[j]

Ratio of net investment loss to average net assets	(0.76	)% [b]	(1.34)%	(1.53)%[j]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.46%		2.54%	3.40%[j]

Ratio of net investment loss to average net assets	(0.99	)% [b]	(1.65)%	(2.70)%[j]

Portfolio turnover rate	46%		28%	19%

See page 155 for all footnotes.

APPENDIX B

MID CAP VALUE FUND

	Mid Cap Value Fund—Class A Shares

	Years Ended August 31,

	2005	2004	2003	2002	2001

Income (loss) from investment operations

Net asset value, beginning of year	$30.82	$25.37	$24.17	$24.34	$19.88

Net investment income[a]	0.15	0.11	0.19	0.18	0.24

Net realized and unrealized gain	8.36	5.51	1.65	0.45	4.37

Total from investment operations	8.51	5.62	1.84	0.63	4.61

Distributions to shareholders

From net investment income	(0.10)	(0.17)	(0.14)	(0.18)	(0.15)

From net realized gains	(2.35)	—	(0.50)	(0.62)	—

Total distributions	(2.45)	(0.17)	(0.64)	(0.80)	(0.15)

Net asset value, end of year	$36.88	$30.82	$25.37	$24.17	$24.34

Total return[d]	28.68%	22.24%	7.88%	2.67%	23.29%

Net assets at end of year (in 000s)	$2,714,610	$915,091	$504,693	$342,976	$96,568

Ratio of net expenses to average net assets	1.22%	1.24%	1.25%	1.27%	1.29%

Ratio of net investment income (loss) to average net assets	0.43%	0.37%	0.83%	0.72%	1.05%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.23%	1.24%	1.25%	1.27%	1.32%

Ratio of net investment income (loss) to average net assets	0.42%	0.37%	0.83%	0.72%	1.02%

Portfolio turnover rate	58%	71%	80%	92%	101%

See page 155 for all footnotes.

	Mid Cap Value Fund—Class B Shares

	Years Ended August 31,

	2005	2004	2003	2002	2001

Income (loss) from investment operations

Net asset value, beginning of year	$30.23	$24.92	$23.80	$24.01	$19.69

Net investment income (loss)[a]	(0.11)	(0.11)	0.02	(0.01)	0.06

Net realized and unrealized gain	8.19	5.42	1.62	0.45	4.33

Total from investment operations	8.08	5.31	1.64	0.44	4.39

Distributions to shareholders

From net investment income	—	—	(0.02)	(0.03)	(0.07)

From net realized gains	(2.35)	—	(0.50)	(0.62)	—

Total distributions	(2.35)	—	(0.52)	(0.65)	(0.07)

Net asset value, end of year	$35.96	$30.23	$24.92	$23.80	$24.01

Total return[d]	27.76%	21.31%	7.09%	1.90%	22.33%

Net assets at end of year (in 000s)	$234,405	$148,555	$110,569	$89,434	$42,813

Ratio of net expenses to average net assets	1.97%	1.99%	2.00%	2.02	2.04%

Ratio of net investment income (loss) to average net assets	(0.34)%	(0.38)%	0.09%	(0.04)%	0.28%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.98%	1.99%	2.00%	2.02%	2.07%

Ratio of net investment income (loss) to average net assets	(0.35)%	(0.38)%	0.09%	(0.04)%	0.25%

Portfolio turnover rate	58%	71%	80%	92%	101%

See page 155 for all footnotes.

APPENDIX B

	Mid Cap Value Fund—Class C Shares

	Years Ended August 31,

	2005	2004	2003	2002	2001

Income (loss) from investment operations

Net asset value, beginning of year	$30.08	$24.81	$23.73	$23.98	$19.67

Net investment income (loss)[a]	(0.11)	(0.11)	0.02	(0.01)	0.06

Net realized and unrealized gain	8.14	5.40	1.60	0.45	4.33

Total from investment operations	8.03	5.29	1.62	0.44	4.39

Distributions to shareholders

From net investment income	—	(0.02)	(0.04)	(0.07)	(0.08)

From net realized gains	(2.35)	—	(0.50)	(0.62)	—

Total distributions	(2.35)	(0.02)	(0.54)	(0.69)	(0.08)

Net asset value, end of year	$35.76	$30.08	$24.81	$23.73	$23.98

Total return[d]	27.73%	21.35%	7.07%	1.87%	22.37%

Net assets at end of year (in 000s)	$360,806	$96,007	$53,835	$39,498	$16,094

Ratio of net expenses to average net assets	1.97%	1.99%	2.00%	2.02%	2.04%

Ratio of net investment income (loss) to average net assets	(0.31)%	(0.37)%	0.09%	(0.03)%	0.28%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.98%	1.99%	2.00%	2.02%	2.07%

Ratio of net investment income (loss) to average net assets	(0.32)%	(0.37)%	0.09%	(0.03)%	0.25%

Portfolio turnover rate	58%	71%	80%	92%	101%

See page 155 for all footnotes.

GROWTH OPPORTUNITIES FUND

	Growth Opportunities Fund—Class A Shares

	Years Ended August 31,

	2005		2004	2003	2002	2001

Income (loss) from investment operations

Net asset value, beginning of year	$18.58		$17.38	$14.09	$18.11	$19.50

Net investment loss[a]	(0.20	) [b]	(0.15)	(0.12)	(0.15)	(0.14)

Net realized and unrealized gain (loss)	3.83		1.35	3.41	(3.87)	(0.66)

Total from investment operations	3.63		1.20	3.29	(4.02)	(0.80)

Distributions to shareholders

From net realized gains	—		—	—	—	(0.59)

Net asset value, end of year	$22.21		$18.58	$17.38	$14.09	$18.11

Total return[d]	19.54%		6.90%	23.35%	(22.20)%	(4.17)%

Net assets at end of year (in 000s)	$936,312		$615,510	$441,187	$368,361	$428,981

Ratio of net expenses to average net assets	1.49%		1.49%	1.53%	1.51%	1.54%

Ratio of net investment income (loss) to average net assets	(0.94	)% [b]	(0.80)%	(0.80)%	(0.87)%	(0.74)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.49%		1.49%	1.53%	1.51%	1.54%

Ratio of net investment income (loss) to average net assets	(0.94	)% [b]	(0.80)%	(0.80)%	(0.87)%	(0.74)%

Portfolio turnover rate	62%		51%	66%	69%	66%

See page 155 for all footnotes.

APPENDIX B

	Growth Opportunities Fund—Class B Shares

	Years Ended August 31,

	2005		2004	2003	2002	2001

Income (loss) from investment operations

Net asset value, beginning of year	$17.98		$16.94	$13.84	$17.92	$19.45

Net investment loss[a]	(0.34	) [b]	(0.28)	(0.22)	(0.27)	(0.28)

Net realized and unrealized gain (loss)	3.69		1.32	3.32	(3.81)	(0.66)

Total from investment operations	3.35		1.04	3.10	(4.08)	(0.94)

Distributions to shareholders

From net realized gains	—		—	—	—	(0.59)

Net asset value, end of year	$21.33		$17.98	$16.94	$13.84	$17.92

Total return[d]	18.63%		6.14%	22.40%	(22.77)%	(4.92)%

Net assets at end of year (in 000s)	$91,286		$85,969	$85,601	$68,639	$73,776

Ratio of net expenses to average net assets	2.24%		2.24%	2.28%	2.26%	2.29%

Ratio of net investment income (loss) to average net assets	(1.69	)% [b]	(1.55)%	(1.56)%	(1.62)%	(1.49)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.24%		2.24%	2.28%	2.26%	2.29%

Ratio of net investment income (loss) to average net assets	(1.69	)% [b]	(1.55)%	(1.56)	(1.62)%	(1.49)%

Portfolio turnover rate	62%		51%	66%	69%	66%

See page 155 for all footnotes.

	Growth Opportunities Fund—Class C Shares

	Years Ended August 31,

	2005		2004	2003	2002	2001

Income (loss) from investment operations

Net asset value, beginning of year	$17.86		$16.83	$13.74	$17.80	$19.31

Net investment loss[a]	(0.34	) [b]	(0.28)	(0.22)	(0.27)	(0.28)

Net realized and unrealized gain (loss)	3.67		1.31	3.31	(3.79)	(0.64)

Total from investment operations	3.33		1.03	3.09	(4.06)	(0.92)

Distributions to shareholders

From net realized gains	—		—	—	—	(0.59)

Net asset value, end of year	$21.19		$17.86	$16.83	$13.74	$17.80

Total return[d]	18.65%		6.12%	22.49%	(22.81)%	(4.85)%

Net assets at end of year (in 000s)	$112,420		$69,067	$63,358	$47,581	$47,738

Ratio of net expenses to average net assets	2.24%		2.24%	2.28%	2.26%	2.29%

Ratio of net investment income (loss) to average net assets	(1.69	)% [b]	(1.55)%	(1.56)%	(1.62)%	(1.49)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.24%		2.24%	2.28%	2.26%	2.29%

Ratio of net investment income (loss) to average net assets	(1.69	)% [b]	(1.55)%	(1.56)%	(1.62)%	(1.49)%

Portfolio turnover rate	62%		51%	66%	69%	66%

See page 155 for all footnotes.

APPENDIX B

SMALL/MID CAP GROWTH FUND

Small/Mid Cap
Growth Fund—
Class A Shares

Period Ended
August 31,

2005[k]

Income (loss) from investment operations

Net asset value, beginning of period	$10.00

Net investment income (loss)[a]	(0.01)

Net realized and unrealized gain (loss)	0.41

Total from investment operations	0.40

Distributions to shareholders

From net investment income	—

From net realized gains	—

Total distributions	—

Net asset value, end of period	$10.40

Total return[d]	4.00%

Net assets at end of period (in 000s)	$569

Ratio of net expenses to average net assets[j]	1.50%

Ratio of net investment income (loss) to average net assets[j]	(0.69)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets[j]	16.73%

Ratio of net investment income (loss) to average net assets[j]	(15.92)%

Portfolio turnover rate	3%

See page 155 for all footnotes.

SMALL/MID CAP GROWTH FUND

Small/Mid Cap
Growth Fund—
Class B Shares

Period Ended
August 31,

2005[k]

Income (loss) from investment operations

Net asset value, beginning of period	$10.00

Net investment income (loss)[a]	(0.02)

Net realized and unrealized gain (loss)	0.38

Total from investment operations	0.36

Distributions to shareholders

From net investment income	—

From net realized gains	—

Total distributions	—

Net asset value, end of period	$10.36

Total return[d]	3.60%

Net assets at end of period (in 000s)	$69

Ratio of net expenses to average net assets[j]	2.25%

Ratio of net investment income (loss) to average net assets[j]	(1.42)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets[j]	17.48%

Ratio of net investment income (loss) to average net assets[j]	(16.65)%

Portfolio turnover rate	3%

See page 155 for all footnotes.

APPENDIX B

SMALL/MID CAP GROWTH FUND

Small/Mid Cap
Growth Fund—
Class C Shares

Period Ended
August 31,

2005[k]

Income (loss) from investment operations

Net asset value, beginning of period	$10.00

Net investment income (loss)[a]	(0.02)

Net realized and unrealized gain (loss)	0.38

Total from investment operations	0.36

Distributions to shareholders

From net investment income	—

From net realized gains	—

Total distributions	—

Net asset value, end of period	$10.36

Total return[d]	3.60%

Net assets at end of period (in 000s)	$19

Ratio of net expenses to average net assets[j]	2.25%

Ratio of net investment income (loss) to average net assets[j]	(1.35)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets[j]	17.48%

Ratio of net investment income (loss) to average net assets[j]	(16.58)%

Portfolio turnover rate	3%

See page 155 for all footnotes.

SMALL CAP VALUE FUND

	Small Cap Value Fund—Class A Shares

	Years Ended August 31,

	2005	2004	2003	2002	2001

Income (loss) from investment operations

Net asset value, beginning of year	$39.25	$33.77	$27.79	$28.55	$23.21

Net investment income (loss)[a]	0.06	(0.16)	—[f]	0.09	0.15

Net realized and unrealized gain (loss)	6.39 [g]	6.29	6.03	(0.76)	5.19

Total from investment operations	6.45	6.13	6.03	(0.67)	5.34

Distributions to shareholders

From net investment income	—	—	(0.02)	(0.09)	—

From net realized gains	(2.63)	(0.65)	(0.03)	—	—

Total distributions	(2.63)	(0.65)	(0.05)	(0.09)	—

Net asset value, end of year	$43.07	$39.25	$33.77	$27.79	$28.55

Total return[d]	16.73%[h]	18.30%	21.75%	(2.34)%	23.01%

Net assets at end of year (in 000s)	$1,071,447	$920,309	$592,863	$372,900	$244,860

Ratio of net expenses to average net assets	1.48%	1.49%	1.51%	1.51%	1.50%

Ratio of net investment income (loss) to average net assets	0.14%	(0.43)%	0.01%	0.32%	0.59%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.48%	1.49%	1.52%	1.53%	1.60%

Ratio of net investment income (loss) to average net assets	0.14%	(0.43)%	0.00%	0.30%	0.49%

Portfolio turnover rate	48%	57%	58%	75%	93%

See page 155 for all footnotes.

APPENDIX B

	Small Cap Value Fund—Class B Shares

	Years Ended August 31,

	2005		2004	2003	2002	2001

Income (loss) from investment operations

Net asset value, beginning of year	$36.86		$31.99	$26.50	$27.35	$22.40

Net investment loss[a]	(0.23)		(0.43)	(0.19)	(0.12)	(0.04)

Net realized and unrealized gain (loss)	5.98	[g]	5.95	5.71	(0.73)	4.99

Total from investment operations	5.75		5.52	5.52	(0.85)	4.95

Distributions to shareholders

From net investment income	—		—	—	—	—

From net realized gains	(2.63)		(0.65)	(0.03)	—	—

Total distributions	(2.63)		(0.65)	(0.03)	—	—

Net asset value, end of year	$39.98		$36.86	$31.99	$26.50	$27.35

Total return[d]	15.88	% [h]	17.40%	20.84%	(3.11)%	22.10%

Net assets at end of year (in 000s)	$107,342		$114,169	$93,528	$76,494	$48,939

Ratio of net expenses to average net assets	2.23%		2.24%	2.26%	2.26%	2.25%

Ratio of net investment income (loss) to average net assets	(0.59)%		(1.17)%	(0.71)%	(0.43)%	(0.16)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.23%		2.24%	2.27%	2.28%	2.35%

Ratio of net investment income (loss) to average net assets	(0.59)%		(1.17)%	(0.72)%	(0.45)%	(0.26)%

Portfolio turnover rate	48%		57%	58%	75%	93%

See page 155 for all footnotes.

	Small Cap Value Fund—Class C Shares

	Years Ended August 31,

	2005		2004	2003	2002	2001

Income (loss) from investment operations

Net asset value, beginning of year	$36.84		$31.96	$26.48	$27.38	$22.42

Net investment loss[a]	(0.23)		(0.43)	(0.20)	(0.13)	(0.04)

Net realized and unrealized gain (loss)	5.97	[g]	5.96	5.71	(0.77)	5.00

Total from investment operations	5.74		5.53	5.51	(0.90)	4.96

Distributions to shareholders

From net investment income	—		—	—	—	—

From net realized gains	(2.63)		(0.65)	(0.03)	—	—

Total distributions	(2.63)		(0.65)	(0.03)	—	—

Net asset value, end of year	$39.95		$36.84	$31.96	$26.48	$27.38

Total return[d]	15.86	% [h]	17.45%	20.82%	(3.29)%	22.07%

Net assets at end of year (in 000s)	$129,767		$127,560	$76,112	$46,416	$18,140

Ratio of net expenses to average net assets	2.23%		2.24%	2.26%	2.26%	2.25%

Ratio of net investment income (loss) to average net assets	(0.60)%		(1.18)%	(0.74)%	(0.46)%	(0.16)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.23%		2.24%	2.27%	2.28%	2.35%

Ratio of net investment income (loss) to average net assets	(0.60)%		(1.18)%	(0.75)%	(0.48)%	(0.26)%

Portfolio turnover rate	48%		57%	58%	75%	93%

See page 155 for all footnotes.

Footnotes:

a	Calculated based on the average shares outstanding methodology.
b	Reflects income recognized from special dividends which amounted to the following amounts per share and average net assets:

		Percentage of
Fund	Per Share	Average Net Assets

Balanced	$0.04	0.20%
Research Select	$0.03	0.39%
Capital Growth	$0.11	0.56%
Growth and Income	$0.05	0.20%
Large Cap Value	$0.03	0.21%
Strategic Growth	$0.05	0.57%
Concentrated Growth	$0.06	0.51%
Growth Opportunities	$0.01	0.03%

c	As required, effective September 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities and reclassifying all paydown losses to income. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $0.02, increase net realized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.14%. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
d	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
e	Includes the effect of mortgage dollar roll transactions.
f	Less than $0.005 per share.
g	Reflects an increase of $0.01, $0.02 and $0.01 due to payments by affiliates during the period to reimburse certain security claims for the Capital Growth, Growth and Income and Small Cap Value Funds, respectively.
h	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 13.33%, 12.45%, 12.45% for Class A, Class B and Class C, respectively, of the Growth and Income Fund and 16.71%, 15.85%, 15.83% for Class A, Class B and Class C, respectively, of the Small Cap Value Fund.
i	Commenced September 3, 2002.
j	Annualized.
k	Commenced June 30, 2005.

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Index

1 General Investment Management Approach

3 Fund Investment Objectives and Strategies
3	Goldman Sachs Balanced Fund
5	Goldman Sachs Research Select Fund
7	Goldman Sachs Capital Growth Fund
8	Goldman Sachs Growth and Income Fund
9	Goldman Sachs Large Cap Value Fund
10	Goldman Sachs Strategic Growth Fund
11	Goldman Sachs Concentrated Growth Fund
12	Goldman Sachs Mid Cap Value Fund
13	Goldman Sachs Growth Opportunities Fund
14	Goldman Sachs Small/Mid Cap Growth Fund
15	Goldman Sachs Small Cap Value Fund

16 Other Investment Practices and Securities

20 Principal Risks of the Funds

25 Fund Performance

38 Fund Fees and Expenses

55 Service Providers

66 Dividends

68 Shareholder Guide
68	How To Buy Shares
83	How To Sell Shares

96 Taxation

98 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

122 Appendix B Financial Highlights

Domestic Equity Funds Prospectus (Class A, B and C Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds is available in the Funds’ annual report dated August 31, 2005.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the Additional Statement at the Funds’ website: http://www.gs.com/funds.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-526-7384

■ By mail:	Goldman Sachs Funds, P.O. Box 06050, Chicago, IL 60606-6306

■ By e-mail:	gs-funds@gs.com

■ On the Internet:	SEC EDGAR database – http://www.sec.gov Goldman Sachs – http://www.gs.com/funds

You may review and obtain copies of Fund documents (including the Additional Statement) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

Goldman Sachs Research Select FundSM is a service mark of Goldman, Sachs & Co.
GSAM® is a registered service mark of Goldman, Sachs & Co.

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